                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on July 15, 2002 and covers activity from May 26, 2002 through June 24, 2002.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 9th day of July, 2002.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC., as Servicer

                                          By:    /s/ Robin Flanagan
                                                 ----------------------------
                                          Name:  Robin Flanagan
                                          Title: Director
                                                 CSBS - Forecast & Planning

I.  Monthly Period Trust Activity
--------------------------------------------------------------------------------


A. Trust Activity                                            Trust Totals
-----------------                                            ------------

Number of days in period                                               31
Beginning Principal Receivable Balance                  20,056,916,410.82
Special Funding Account Balance                                      0.00
Beginning Total Principal Balance                       20,056,916,410.82

Finance Charge Collections (excluding                      238,919,120.80
  Discount Option & Recoveries)
Discount Percentage                                                 2.00%
Discount Option Receivables Collections                     73,849,174.08
Premium Option Receivables Collections                               0.00
Recoveries                                                  22,810,345.68
Total Collections of Finance Charge Receivables            335,578,640.56
Total Collections of Principal Receivables               3,618,609,529.94
Monthly Payment Rate                                             17.4597%
Defaulted amount                                           107,328,804.40
Annualized Default Rate                                           6.3506%
Trust Portfolio Yield                                            13.3992%
New Principal Receivables                                3,568,014,663.60
Ending Principal Receivables Balance                    19,898,992,740.08
Ending Required Minimum Principal Balance               18,302,350,000.00
Ending Transferor Amount                                 2,793,992,740.08
Ending Special Funding Account Balance                               0.00
Ending Total Principal Balance                          19,898,992,740.08



B. Series Allocations                                         Series 1997-1      Series 1998-1      Series 1999-1      Series 1999-2
---------------------                                         -------------      -------------      -------------      -------------
Group Number                                                              1                  2                  1                  1
Invested Amount                                            1,000,000,000.00   1,000,000,000.00   1,000,000,000.00     500,000,000.00
Adjusted Invested Amount                                   1,000,000,000.00   1,000,000,000.00   1,000,000,000.00     500,000,000.00
Principal Funding Account Balance                                      0.00               0.00               0.00               0.00
Series Required Transferor Amount                             70,000,000.00      70,000,000.00      70,000,000.00      35,000,000.00
Series Allocation Percentage                                          5.85%              5.85%              5.85%              2.92%
Series Alloc. Finance Charge Collections                      19,618,745.43      19,618,745.43      19,618,745.43       9,809,372.71
Series Allocable Recoveries                                    1,333,548.42       1,333,548.42       1,333,548.42         666,774.21
Series Alloc. Principal Collections                          211,552,734.87     211,552,734.87     211,552,734.87     105,776,367.43
Series Allocable Defaulted Amount                              6,274,703.56       6,274,703.56       6,274,703.56       3,137,351.78

B. Series Allocations                       Series 1999-3     Series 1999-4      Series 1999-5      Series 1999-6      Series 2000-1
---------------------                       -------------     -------------      -------------      -------------      -------------

Group Number                                            2                 2                  2                  2                  1
Invested Amount                          1,000,000,000.00    500,000,000.00     500,000,000.00     500,000,000.00     500,000,000.00
Adjusted Invested Amount                 1,000,000,000.00    500,000,000.00     500,000,000.00     500,000,000.00     500,000,000.00
Principal Funding Account Balance                    0.00              0.00               0.00               0.00               0.00
Series Required Transferor Amount           70,000,000.00     35,000,000.00      35,000,000.00      35,000,000.00      35,000,000.00
Series Allocation Percentage                        5.85%             2.92%              2.92%              2.92%              2.92%
Series Alloc. Finance Charge Collections    19,618,745.43      9,809,372.71       9,809,372.71       9,809,372.71       9,809,372.71
Series Allocable Recoveries                  1,333,548.42        666,774.21         666,774.21         666,774.21         666,774.21
Series Alloc. Principal Collections        211,552,734.87    105,776,367.43     105,776,367.43     105,776,367.43     105,776,367.43
Series Allocable Defaulted Amount            6,274,703.56      3,137,351.78       3,137,351.78       3,137,351.78       3,137,351.78

B. Series Allocations                       Series 2000-2     Series 2000-3      Series 2000-4      Series 2000-5      Series 2001-1
---------------------                       -------------     -------------      -------------      -------------      -------------

Group Number                                            2                 2                  2                  2                  2
Invested Amount                            500,000,000.00  1,000,000,000.00   1,212,122,000.00     787,878,000.00     750,000,000.00
Adjusted Invested Amount                   500,000,000.00  1,000,000,000.00   1,212,122,000.00     787,878,000.00     750,000,000.00
Principal Funding Account Balance                    0.00              0.00               0.00               0.00               0.00
Series Required Transferor Amount           35,000,000.00     70,000,000.00      84,848,540.00      55,151,460.00      52,500,000.00
Series Allocation Percentage                        2.92%             5.85%              7.09%              4.61%              4.38%
Series Alloc. Finance Charge Collections     9,809,372.71     19,618,745.43      23,780,312.95      15,457,177.91      14,714,059.07
Series Allocable Recoveries                    666,774.21      1,333,548.42       1,616,423.37       1,050,673.46       1,000,161.31
Series Alloc. Principal Collections        105,776,367.43    211,552,734.87     256,427,724.10     166,677,745.64     158,664,551.15
Series Allocable Defaulted Amount            3,137,351.78      6,274,703.56       7,605,706.23       4,943,700.89       4,706,027.67

B. Series Allocations                       Series 2001-2     Series 2001-3      Series 2001-4      Series 2001-5      Series 2001-6
---------------------                       -------------     -------------      -------------      -------------      -------------

Group Number                                            1                 2                  2                  2                  2
Invested Amount                            250,000,000.00    750,000,000.00     725,000,000.00     500,000,000.00     700,000,000.00
Adjusted Invested Amount                   250,000,000.00    750,000,000.00     725,000,000.00     500,000,000.00     700,000,000.00
Principal Funding Account Balance                    0.00              0.00               0.00               0.00               0.00
Series Required Transferor Amount           17,500,000.00     52,500,000.00      50,750,000.00      35,000,000.00      49,000,000.00
Series Allocation Percentage                        1.46%             4.38%              4.24%              2.92%              4.09%
Series Alloc. Finance Charge Collections     4,904,686.36     14,714,059.07      14,223,590.44       9,809,372.71      13,733,121.80
Series Allocable Recoveries                    333,387.10      1,000,161.31         966,822.60         666,774.21         933,483.89
Series Alloc. Principal Collections         52,888,183.72    158,664,551.15     153,375,732.78     105,776,367.43     148,086,914.41
Series Allocable Defaulted Amount            1,568,675.89      4,706,027.67       4,549,160.08       3,137,351.78       4,392,292.49

B. Series Allocations                       Series 2001-7     Series 2002-1      Series 2002-2      Series 2002-3        Trust Total
---------------------                       -------------     -------------      -------------      -------------        -----------

Group Number                                            2                 2                  2                  2
Invested Amount                            650,000,000.00    920,000,000.00     940,000,000.00     920,000,000.00  17,105,000,000.00
Adjusted Invested Amount                   650,000,000.00    920,000,000.00     940,000,000.00     920,000,000.00  17,105,000,000.00
Principal Funding Account Balance                    0.00              0.00               0.00               0.00               0.00
Series Required Transferor Amount           45,500,000.00     64,400,000.00      65,800,000.00      64,400,000.00   1,197,350,000.00
Series Allocation Percentage                        3.80%             5.38%              5.50%              5.38%               100%
Series Alloc. Finance Charge Collections    12,752,184.53     18,049,245.79      18,441,620.70      18,049,245.79     335,578,640.56
Series Allocable Recoveries                    866,806.47      1,226,864.54       1,253,535.51       1,226,864.54      22,810,345.68
Series Alloc. Principal Collections        137,509,277.67    194,628,516.08     198,859,570.78     194,628,516.08   3,618,609,529.94
Series Allocable Defaulted Amount            4,078,557.31      5,772,727.28       5,898,221.35       5,772,727.28     107,328,804.40




C. Group Allocations
--------------------

1. Group 1 Allocations                                             Series 1997-1    Series 1999-1    Series 1999-2    Series 2000-1
----------------------                                             -------------    -------------    -------------    -------------
Investor Finance Charge Collections                                16,737,009.70    16,731,317.70     8,365,658.85     8,365,658.85

Investor Monthly Interest                                           5,070,041.67     4,486,083.33     2,375,437.50     2,859,916.67
Investor Default Amount                                             5,351,211.63     5,351,211.63     2,675,605.82     2,675,605.82
Investor Monthly Fees                                               1,666,666.67     1,666,666.67       833,333.33       833,333.33
Investor Additional Amounts                                                 0.00             0.00             0.00             0.00
Total                                                              12,087,919.97    11,503,961.63     5,884,376.65     6,368,855.82

Reallocated Investor Finance
   Charge Collections                                              16,737,009.70    16,731,317.70     8,365,658.85     8,365,658.85
Available Excess                                                    4,649,089.73     5,227,356.07     2,481,282.20     1,996,803.03

1. Group 1 Allocations                             Series 2001-2                                                      Group 1 Total
----------------------                             -------------                                                      -------------

Investor Finance Charge Collections                 4,182,829.43                                                      54,382,474.53

Investor Monthly Interest                           1,108,656.25                                                      15,900,135.42
Investor Default Amount                             1,337,802.91                                                      17,391,437.80
Investor Monthly Fees                                 416,666.67                                                       5,416,666.67
Investor Additional Amounts                                 0.00                                                               0.00
Total                                               2,863,125.82                                                      38,708,239.89

Reallocated Investor Finance Charge Collections     4,182,829.43                                                      54,382,474.53
Available Excess                                    1,319,703.60                                                      15,674,234.64

2. Group 2 Allocations                             Series 1998-1   Series 1999-3    Series 1999-4    Series 1999-5    Series 1999-6
----------------------                             -------------   -------------    -------------    -------------    -------------

Investor Finance Charge Collections                16,731,317.70   16,731,317.70     8,368,356.85     8,365,658.85     8,368,356.85

Investor Monthly Interest                           1,548,750.00    1,604,905.56       812,719.44       840,738.89       826,350.00
Investor Default Amount                             5,351,211.63    5,351,211.63     2,675,605.82     2,675,605.82     2,675,605.82
Investor Monthly Fees                               1,666,666.67    1,666,666.67       833,333.33       833,333.33       833,333.33
Investor Additional Amounts                                 0.00            0.00             0.00             0.00             0.00
Total                                               8,566,628.30    8,622,783.85     4,321,658.59     4,349,678.04     4,335,289.15

Reallocated Investor Finance Charge Collections    16,731,317.70   16,731,317.70     8,368,356.85     8,365,658.85     8,368,356.85
Available Excess                                    8,164,689.40    8,108,533.85     4,046,698.26     4,015,980.81     4,033,067.70

2. Group 2 Allocations                             Series 2000-2   Series 2000-3    Series 2000-4    Series 2000-5    Series 2001-1
----------------------                             -------------   -------------    -------------    -------------    -------------

Investor Finance Charge Collections                 8,365,658.85   16,731,317.70    20,280,398.27    13,182,237.13    12,548,488.28

Investor Monthly Interest                             812,631.94    1,614,666.67     1,974,427.10     1,266,430.45     1,212,954.17
Investor Default Amount                             2,675,605.82    5,351,211.63     6,486,321.35     4,216,101.92     4,013,408.72
Investor Monthly Fees                                 833,333.33    1,666,666.67     2,020,203.33     1,313,130.00     1,250,000.00
Investor Additional Amounts                                 0.00            0.00             0.00             0.00             0.00
Total                                               4,321,571.09    8,632,544.97    10,480,951.78     6,795,662.37     6,476,362.89

Reallocated Investor Finance Charge Collections     8,365,658.85   16,731,317.70    20,280,398.27    13,182,237.13    12,548,488.28
Investment Funding Account Proceeds                                                          0.00
Available Excess                                    4,044,087.76    8,098,772.73     9,799,446.49     6,386,574.76     6,072,125.38

2. Group 2 Allocations                             Series 2001-3   Series 2001-4    Series 2001-5    Series 2001-6    Series 2001-7
----------------------                             -------------   -------------    -------------    -------------    -------------

Investor Finance Charge Collections                12,548,488.28   12,130,205.33     8,365,658.85    11,711,922.39    10,875,356.51

Investor Monthly Interest                           1,200,733.33    1,166,065.83       826,097.22     1,120,058.33     1,040,458.61
Investor Default Amount                             4,013,408.72    3,879,628.43     2,675,605.82     3,745,848.14     3,478,287.56
Investor Monthly Fees                               1,250,000.00    1,208,333.33       833,333.33     1,166,666.67     1,083,333.33
Investor Additional Amounts                                 0.00            0.00             0.00             0.00             0.00
Total                                               6,464,142.06    6,254,027.60     4,335,036.37     6,032,573.14     5,602,079.51

Reallocated Investor Finance Charge Collections    12,548,488.28   12,130,205.33     8,365,658.85    11,711,922.39    10,875,356.51
Investment Funding Account Proceeds
Available Excess                                    6,084,346.22    5,876,177.73     4,030,622.48     5,679,349.25     5,273,277.00




2. Group 2 Allocations                             Series 2002-1   Series 2002-2    Series 2002-3                     Group 2 Total
----------------------                             -------------   -------------    -------------                     -------------

Investor Finance Charge Collections                15,392,812.28   15,727,438.64    15,392,812.28                    231,817,802.74

Investor Monthly Interest                           1,475,833.33    1,503,859.00     1,471,289.56                     22,318,969.44
Investor Default Amount                             4,923,114.70    5,030,138.93     4,923,114.70                     74,141,037.16
Investor Monthly Fees                               1,533,333.33    1,566,666.67     1,533,333.33                     23,091,666.67
Investor Additional Amounts                                 0.00            0.00             0.00                              0.00
Total                                               7,932,281.37    8,100,664.60     7,927,737.59                    119,551,673.27

Reallocated Investor Finance Charge Collections    15,392,812.28   15,727,438.64    15,392,812.28                    231,817,802.74
Investment Funding Account Proceeds                                                                                            0.00
Available Excess                                    7,460,530.92    7,626,774.04     7,465,074.69                    112,266,129.47

D. Trust Performance

Delinquencies:
--------------

31-60 Days Delinquent:                               236,144,212
61-90 Days Delinquent:                               142,334,516
90+ Days Delinquent:                                 232,206,706
Total 30+ Days Delinquent:                           610,685,434





II. Series 1997-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor         Transferors
A. Investor/Transferor Allocations                    Allocations            Interest             Interest
----------------------------------                    -----------         --------------         -----------
Beginning Invested /Transferor Amount            1,172,576,229.81       1,000,000,000.00      172,576,229.81
Beginning Adjusted Invested Amount                            N/A       1,000,000,000.00                 N/A
Floating Allocation Percentage                                N/A               85.2823%            14.7177%
Principal Allocation Percentage                               N/A               85.2823%            14.7177%
Collections of Finance Chg. Receivables             19,618,745.43          16,737,009.70        2,887,427.73
Collections of Principal Receivables               211,552,734.87         180,417,041.97       31,135,692.90
Defaulted Amount                                     6,274,703.56           5,351,211.63          923,491.93

Ending Invested / Transferor Amounts             1,163,343,627.01       1,000,000,000.00      163,343,627.01


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A                Class B           Interest                  Total
--------------------------------------                    -------                -------          ----------                 -----

Principal Funding Account                                    0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                          0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                     4,325,000.00                   0.00                0.00          4,325,000.00
Reserve Account Surplus                                      0.00                   0.00                0.00                  0.00

Coupon  June 17, 2002 to July 14, 2002                    6.4000%                6.5500%             2.2150%
Monthly Interest Due                                 4,613,333.33             327,500.00          129,208.33          5,070,041.67
Outstanding Monthly Interest Due                             0.00                   0.00                0.00                  0.00
Additional Interest Due                                      0.00                   0.00                0.00                  0.00
Total Interest Due                                   4,613,333.33             327,500.00          129,208.33          5,070,041.67
Investor Default Amount                              4,628,798.06             321,072.70          401,340.87          5,351,211.63
Investor Monthly Fees Due                            1,441,666.67             100,000.00          125,000.00          1,666,666.67
Investor Additional Amounts Due
Total Due                                           10,683,798.06             748,572.70          655,549.21         12,087,919.97

Reallocated Investor Finance Charge Collections                                                                      16,737,009.70
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                               5,692.00
Series Adjusted Portfolio Yield                                                                                           13.4059%
Base Rate                                                                                                                  8.7818%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A                Class B           Interest                  Total
--------------------------------------------              -------                -------          ----------                 -----

Beginning Certificates Balance                     865,000,000.00          60,000,000.00       75,000,000.00      1,000,000,000.00
Interest Distributions                               4,613,333.33             327,500.00          129,208.33          5,070,041.67
Principal Deposits - Prin. Funding Account                   0.00                   0.00                0.00                  0.00
Principal Distributions                                      0.00                   0.00                0.00                  0.00
Total Distributions                                  4,613,333.33             327,500.00          129,208.33          5,070,041.67
Ending Certificates Balance                        865,000,000.00          60,000,000.00       75,000,000.00      1,000,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $5.33

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $5.33

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $5.46

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $5.46

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $129,208.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $129,208.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,477,513.39

       a. Class A Monthly Interest:                             $4,613,333.33
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,628,798.06
       e. Excess Spread:                                        $5,235,382.00

   2.  Class B Available Funds:                                 $1,004,220.58

       a. Class B Monthly Interest:                               $327,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $676,720.58

   3.  Collateral Available Funds:                              $1,255,275.73

       a. Excess Spread:                                        $1,255,275.73

   4.  Total Excess Spread:                                     $7,167,378.31

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.2823%

   2.  Series 1997-1 Allocable Principal
       Collections:                                           $211,552,734.87

   3.  Principal Allocation Percentage of
       Series 1997-1 Allocable Principal Collections:         $180,417,041.97

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $180,417,041.97

   6.  Shared Principal Collections from other
       Series allocated to Series 1997-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,351,211.63

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $185,768,253.61

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $75,000,000.00

   2.  Required Collateral Invested Amount                     $75,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $185,768,253.61

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1997-1

   1.  Excess Spread:                                           $7,167,378.31
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $321,072.70

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $129,208.33
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $401,340.87
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,649,089.73

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      8.7818%
       b. Prior Monthly Period                                        7.4767%
       c. Second Prior Monthly Period                                 8.2091%

   2.  Three Month Average Base Rate                                  8.1559%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.4059%
       b. Prior Monthly Period                                       13.6748%
       c. Second Prior Monthly Period                                13.6477%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5761%



III. Series 1998-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor         Transferors
A. Investor/Transferor Allocations                    Allocations            Interest             Interest
----------------------------------                    -----------         --------------         -----------
Beginning Invested /Transferor Amount            1,172,576,229.81       1,000,000,000.00      172,576,229.81
Beginning Adjusted Invested Amount                            N/A       1,000,000,000.00                 N/A
Floating Allocation Percentage                                N/A               85.2823%            14.7177%
Principal Allocation Percentage                               N/A               85.2823%            14.7177%
Collections of Finance Chg. Receivables             19,618,745.43          16,731,317.70        2,887,427.73
Collections of Principal Receivables               211,552,734.87         180,417,041.97       31,135,692.90
Defaulted Amount                                     6,274,703.56           5,351,211.63          923,491.93

Ending Invested / Transferor Amounts             1,163,343,627.01       1,000,000,000.00      163,343,627.01


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A                Class B           Interest                  Total
--------------------------------------                    -------                -------          ----------                 -----

Principal Funding Account                                    0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                          0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                             0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                      0.00                   0.00                0.00                  0.00

Coupon  June 17, 2002 to July 14, 2002                    1.9300%                2.0900%             2.4400%
Monthly Interest Due                                 1,238,416.67             130,044.44          180,288.89          1,548,750.00
Outstanding Monthly Interest Due                             0.00                   0.00                0.00                  0.00
Additional Interest Due                                      0.00                   0.00                0.00                  0.00
Total Interest Due                                   1,238,416.67             130,044.44          180,288.89          1,548,750.00
Investor Default Amount                              4,414,749.60             428,096.93          508,365.11          5,351,211.63
Investor Monthly Fees Due                            1,375,000.00             133,333.33          158,333.33          1,666,666.67
Investor Additional Amounts Due
Total Due                                            7,028,166.26             691,474.71          846,987.33          8,566,628.30

Reallocated Investor Finance Charge Collections                                                                      16,731,317.70
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.3992%
Base Rate                                                                                                                  4.1915%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A                Class B           Interest                  Total
--------------------------------------------              -------                -------          ----------                 -----

Beginning Certificates Balance                     825,000,000.00          80,000,000.00       95,000,000.00      1,000,000,000.00
Interest Distributions                               1,238,416.67             130,044.44          180,288.89          1,548,750.00
Principal Deposits - Prin. Funding Account                   0.00                   0.00                0.00                  0.00
Principal Distributions                                      0.00                   0.00                0.00                  0.00
Total Distributions                                  1,238,416.67             130,044.44          180,288.89          1,548,750.00
Ending Certificates Balance                        825,000,000.00          80,000,000.00       95,000,000.00      1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.50

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.50

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.63

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.63

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $180,288.89

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $180,288.89

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $13,803,337.10

       a. Class A Monthly Interest:                             $1,238,416.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,414,749.60
       e. Excess Spread:                                        $8,150,170.84

   2.  Class B Available Funds:                                 $1,338,505.42

       a. Class B Monthly Interest:                               $130,044.44
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,208,460.97

   3.  Collateral Available Funds:                              $1,589,475.18

       a. Excess Spread:                                        $1,589,475.18

   4.  Total Excess Spread:                                    $10,948,106.99

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.2823%

   2.  Series 1998-1 Allocable Principal
       Collections:                                           $211,552,734.87

   3.  Principal Allocation Percentage of
       Series 1998-1 Allocable Principal Collections:         $180,417,041.97

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $180,417,041.97

   6.  Shared Principal Collections from other
       Series allocated to Series 1998-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,351,211.63

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $185,768,253.61

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $185,768,253.61

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

   1.  Excess Spread:                                          $10,948,106.99
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $428,096.93

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $180,288.89
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $508,365.11
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,164,689.40

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.1915%
       b. Prior Monthly Period                                        3.8623%
       c. Second Prior Monthly Period                                 4.0670%

   2.  Three Month Average Base Rate                                  4.0403%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3992%
       b. Prior Monthly Period                                       13.6748%
       c. Second Prior Monthly Period                                13.6477%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5739%



IV. Series 1999-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor         Transferors
A. Investor/Transferor Allocations                    Allocations            Interest             Interest
----------------------------------                    -----------         --------------         -----------
Beginning Invested /Transferor Amount            1,172,576,229.81       1,000,000,000.00      172,576,229.81
Beginning Adjusted Invested Amount                            N/A       1,000,000,000.00                 N/A
Floating Allocation Percentage                                N/A               85.2823%            14.7177%
Principal Allocation Percentage                               N/A               85.2823%            14.7177%
Collections of Finance Chg. Receivables             19,618,745.43          16,731,317.70        2,887,427.73
Collections of Principal Receivables               211,552,734.87         180,417,041.97       31,135,692.90
Defaulted Amount                                     6,274,703.56           5,351,211.63          923,491.93

Ending Invested / Transferor Amounts             1,163,343,627.01       1,000,000,000.00      163,343,627.01


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A                Class B           Interest                  Total
--------------------------------------                    -------                -------          ----------                 -----

Principal Funding Account                                    0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                          0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                             0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                      0.00                   0.00                0.00                  0.00

Coupon  June 17, 2002 to July 14, 2002                    5.6000%                5.8500%             2.6900%
Monthly Interest Due                                 4,036,666.67             292,500.00          156,916.67          4,486,083.33
Outstanding Monthly Interest Due                             0.00                   0.00                0.00                  0.00
Additional Interest Due                                      0.00                   0.00                0.00                  0.00
Total Interest Due                                   4,036,666.67             292,500.00          156,916.67          4,486,083.33
Investor Default Amount                              4,628,798.06             321,072.70          401,340.87          5,351,211.63
Investor Monthly Fees Due                            1,441,666.67             100,000.00          125,000.00          1,666,666.67
Investor Additional Amounts Due
Total Due                                           10,107,131.40             713,572.70          683,257.54         11,503,961.63

Reallocated Investor Finance Charge Collections                                                                      16,731,317.70
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.3992%
Base Rate                                                                                                                  8.0206%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A                Class B           Interest                  Total
--------------------------------------------              -------                -------          ----------                 -----

Beginning Certificates Balance                     865,000,000.00          60,000,000.00       75,000,000.00      1,000,000,000.00
Interest Distributions                               4,036,666.67             292,500.00          156,916.67          4,486,083.33
Principal Deposits - Prin. Funding Account                   0.00                   0.00                0.00                  0.00
Principal Distributions                                      0.00                   0.00                0.00                  0.00
Total Distributions                                  4,036,666.67             292,500.00          156,916.67          4,486,083.33
Ending Certificates Balance                        865,000,000.00          60,000,000.00       75,000,000.00      1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.67

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.67

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $4.88

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $4.88

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $156,916.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $156,916.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,472,589.81

       a. Class A Monthly Interest:                             $4,036,666.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,628,798.06
       e. Excess Spread:                                        $5,807,125.08

   2.  Class B Available Funds:                                 $1,003,879.06

       a. Class B Monthly Interest:                               $292,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $711,379.06

   3.  Collateral Available Funds:                              $1,254,848.83

       a. Excess Spread:                                        $1,254,848.83

   4.  Total Excess Spread:                                     $7,773,352.97

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.2823%

   2.  Series 1999-1 Allocable Principal
       Collections:                                           $211,552,734.87

   3.  Principal Allocation Percentage of
       Series 1999-1 Allocable Principal Collections:         $180,417,041.97

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $180,417,041.97

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,351,211.63

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $185,768,253.61

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $75,000,000.00

   2.  Required Collateral Invested Amount                     $75,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $185,768,253.61

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

   1.  Excess Spread:                                           $7,773,352.97
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $321,072.70

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $156,916.67
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $401,340.87
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,227,356.07

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      8.0205%
       b. Prior Monthly Period                                        6.8363%
       c. Second Prior Monthly Period                                 7.5010%

   2.  Three Month Average Base Rate                                  7.4526%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3992%
       b. Prior Monthly Period                                       13.6748%
       c. Second Prior Monthly Period                                13.6477%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5739%



V. Series 1999-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor        Transferors
A. Investor/Transferor Allocations                    Allocations           Interest             Interest
----------------------------------                    -----------         --------------        ------------
Beginning Invested /Transferor Amount              586,288,114.90         500,000,000.00       86,288,114.90
Beginning Adjusted Invested Amount                            N/A         500,000,000.00                 N/A
Floating Allocation Percentage                                N/A               85.2823%            14.7177%
Principal Allocation Percentage                               N/A               85.2823%            14.7177%
Collections of Finance Chg. Receivables              9,809,372.71           8,365,658.85        1,443,713.86
Collections of Principal Receivables               105,776,367.43          90,208,520.99       15,567,846.45
Defaulted Amount                                     3,137,351.78           2,675,605.82          461,745.96

Ending Invested / Transferor Amounts               581,671,813.51         500,000,000.00       81,671,813.51


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A                Class B           Interest                  Total
--------------------------------------                    -------                -------          ----------                 -----

Principal Funding Account                                    0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                          0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                             0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                      0.00                   0.00                0.00                  0.00

Coupon  June 17, 2002 to July 14, 2002                    5.9500%                6.1000%             2.6900%
Monthly Interest Due                                 2,144,479.17             152,500.00           78,458.33          2,375,437.50
Outstanding Monthly Interest Due                             0.00                   0.00                0.00                  0.00
Additional Interest Due                                      0.00                   0.00                0.00                  0.00
Total Interest Due                                   2,144,479.17             152,500.00           78,458.33          2,375,437.50
Investor Default Amount                              2,314,399.03             160,536.35          200,670.44          2,675,605.82
Investor Monthly Fees Due                              720,833.33              50,000.00           62,500.00            833,333.33
Investor Additional Amounts Due
Total Due                                            5,179,711.53             363,036.35          341,628.77          5,884,376.65

Reallocated Investor Finance Charge Collections                                                                       8,365,658.85
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.3992%
Base Rate                                                                                                                  8.3657%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A                Class B           Interest                  Total
--------------------------------------------              -------                -------          ----------                 -----

Beginning Certificates Balance                     432,500,000.00          30,000,000.00       37,500,000.00        500,000,000.00
Interest Distributions                               2,144,479.17             152,500.00           78,458.33          2,375,437.50
Principal Deposits - Prin. Funding Account                   0.00                   0.00                0.00                  0.00
Principal Distributions                                      0.00                   0.00                0.00                  0.00
Total Distributions                                  2,144,479.17             152,500.00           78,458.33          2,375,437.50
Ending Certificates Balance                        432,500,000.00          30,000,000.00       37,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.96

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $5.08

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $5.08

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $78,458.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $78,458.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,236,294.91

       a. Class A Monthly Interest:                             $2,144,479.17
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,314,399.03
       e. Excess Spread:                                        $2,777,416.71

   2.  Class B Available Funds:                                   $501,939.53

       a. Class B Monthly Interest:                               $152,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $349,439.53

   3.  Collateral Available Funds:                                $627,424.41

       a. Excess Spread:                                          $627,424.41

   4.  Total Excess Spread:                                     $3,754,280.65

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.2823%

   2.  Series 1999-2 Allocable Principal
       Collections:                                            $105,776,367.43

   3.  Principal Allocation Percentage of
       Series 1999-2 Allocable Principal Collections:          $90,208,520.99

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $90,208,520.99

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,675,605.82

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $92,884,126.80

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $37,500,000.00

   2.  Required Collateral Invested Amount                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $92,884,126.80

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

   1.  Excess Spread:                                           $3,754,280.65
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $160,536.35

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $78,458.33
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $200,670.44
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $2,481,282.20

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      8.3657%
       b. Prior Monthly Period                                        7.1292%
       c. Second Prior Monthly Period                                 7.8232%

   2.  Three Month Average Base Rate                                  7.7727%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3992%
       b. Prior Monthly Period                                       13.6748%
       c. Second Prior Monthly Period                                13.6477%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5739%



VI. Series 1999-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor         Transferors
A. Investor/Transferor Allocations                    Allocations            Interest             Interest
----------------------------------                    -----------         --------------         -----------
Beginning Invested /Transferor Amount            1,172,576,229.81       1,000,000,000.00      172,576,229.81
Beginning Adjusted Invested Amount                            N/A       1,000,000,000.00                 N/A
Floating Allocation Percentage                                N/A               85.2823%            14.7177%
Principal Allocation Percentage                               N/A               85.2823%            14.7177%
Collections of Finance Chg. Receivables             19,618,745.43          16,731,317.70        2,887,427.73
Collections of Principal Receivables               211,552,734.87         180,417,041.97       31,135,692.90
Defaulted Amount                                     6,274,703.56           5,351,211.63          923,491.93

Ending Invested / Transferor Amounts             1,163,343,627.01       1,000,000,000.00      163,343,627.01


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A                Class B           Interest                  Total
--------------------------------------                    -------                -------          ----------                 -----

Principal Funding Account                                    0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                          0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                             0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                      0.00                   0.00                0.00                  0.00

Coupon  June 17, 2002 to July 14, 2002                    1.9800%                2.1800%             2.6900%
Monthly Interest Due                                 1,270,500.00             135,644.44          198,761.11          1,604,905.56
Outstanding Monthly Interest Due                             0.00                   0.00                0.00                  0.00
Additional Interest Due                                      0.00                   0.00                0.00                  0.00
Total Interest Due                                   1,270,500.00             135,644.44          198,761.11          1,604,905.56
Investor Default Amount                              4,414,749.60             428,096.93          508,365.11          5,351,211.63
Investor Monthly Fees Due                            1,375,000.00             133,333.33          158,333.33          1,666,666.67
Investor Additional Amounts Due
Total Due                                            7,060,249.60             697,074.71          865,459.55          8,622,783.85

Reallocated Investor Finance Charge Collections                                                                      16,731,317.70
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.3992%
Base Rate                                                                                                                  4.2647%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A                Class B           Interest                  Total
--------------------------------------------              -------                -------          ----------                 ------

Beginning Certificates Balance                     825,000,000.00          80,000,000.00       95,000,000.00      1,000,000,000.00
Interest Distributions                               1,270,500.00             135,644.44          198,761.11          1,604,905.56
Principal Deposits - Prin. Funding Account                   0.00                   0.00                0.00                  0.00
Principal Distributions                                      0.00                   0.00                0.00                  0.00
Total Distributions                                  1,270,500.00             135,644.44          198,761.11          1,604,905.56
Ending Certificates Balance                        825,000,000.00          80,000,000.00       95,000,000.00      1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.54

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.54

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.70

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.70

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $198,761.11

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $198,761.11

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $13,803,337.10

       a. Class A Monthly Interest:                             $1,270,500.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,414,749.60
       e. Excess Spread:                                        $8,118,087.51

   2.  Class B Available Funds:                                 $1,338,505.42

       a. Class B Monthly Interest:                               $135,644.44
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,202,860.97

   3.  Collateral Available Funds:                              $1,589,475.18

       a. Excess Spread:                                        $1,589,475.18

   4.  Total Excess Spread:                                    $10,910,423.66

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.2823%

   2.  Series 1999-3 Allocable Principal
       Collections:                                           $211,552,734.87

   3.  Principal Allocation Percentage of
       Series 1999-3 Allocable Principal Collections:         $180,417,041.97

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $180,417,041.97

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,351,211.63

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $185,768,253.61

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $185,768,253.61

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

   1.  Excess Spread:                                          $10,910,423.66
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $428,096.93

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $198,761.11
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $508,365.11
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,108,533.85

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2647%
       b. Prior Monthly Period                                        3.9355%
       c. Second Prior Monthly Period                                 4.1402%

   2.  Three Month Average Base Rate                                  4.1135%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3992%
       b. Prior Monthly Period                                       13.6748%
       c. Second Prior Monthly Period                                13.6477%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5739%



VII. Series 1999-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor         Transferors
A. Investor/Transferor Allocations                    Allocations            Interest             Interest
----------------------------------                    -----------         --------------         -----------
Beginning Invested /Transferor Amount              586,288,114.90         500,000,000.00       86,288,114.90
Beginning Adjusted Invested Amount                            N/A         500,000,000.00                 N/A
Floating Allocation Percentage                                N/A               85.2823%            14.7177%
Principal Allocation Percentage                               N/A               85.2823%            14.7177%
Collections of Finance Chg. Receivables              9,809,372.71           8,368,356.85        1,443,713.86
Collections of Principal Receivables               105,776,367.43          90,208,520.99       15,567,846.45
Defaulted Amount                                     3,137,351.78           2,675,605.82          461,745.96

Ending Invested / Transferor Amounts               581,671,813.51         500,000,000.00       81,671,813.51


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A                Class B           Interest                  Total
--------------------------------------                    -------                -------          ----------                 -----

Principal Funding Account                                    0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                          0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                             0.00                   0.00                0.00                  0.00
Reserve Account Surplus                              2,062,500.00                   0.00                0.00          2,062,500.00

Coupon  June 17, 2002 to July 14, 2002                    2.0100%                2.2600%             2.6400%
Monthly Interest Due                                   644,875.00              70,311.11           97,533.33            812,719.44
Outstanding Monthly Interest Due                             0.00                   0.00                0.00                  0.00
Additional Interest Due                                      0.00                   0.00                0.00                  0.00
Total Interest Due                                     644,875.00              70,311.11           97,533.33            812,719.44
Investor Default Amount                              2,207,374.80             214,048.47          254,182.55          2,675,605.82
Investor Monthly Fees Due                              687,500.00              66,666.67           79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                            3,539,749.80             351,026.24          430,882.55          4,321,658.59

Reallocated Investor Finance Charge Collections                                                                       8,368,356.85
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                               2,698.00
Series Adjusted Portfolio Yield                                                                                           13.4055%
Base Rate                                                                                                                  4.2915%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A                Class B           Interest                  Total
--------------------------------------------              -------                -------          ----------                 -----

Beginning Certificates Balance                     412,500,000.00          40,000,000.00       47,500,000.00        500,000,000.00
Interest Distributions                                 644,875.00              70,311.11           97,533.33            812,719.44
Principal Deposits - Prin. Funding Account         412,500,000.00          40,000,000.00                0.00        452,500,000.00
Principal Distributions                            412,500,000.00          40,000,000.00       47,500,000.00        500,000,000.00
Total Distributions                                413,144,875.00          40,070,311.11       47,597,533.33        500,812,719.44
Ending Certificates Balance                                  0.00                   0.00                0.00                  0.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                            $1,001.56

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.56

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                $1,000.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                        $1,001.76

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.76

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                $1,000.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                        $47,597,533.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $97,533.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                      $47,500,000.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,903,894.40

       a. Class A Monthly Interest:                               $644,875.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,207,374.80
       e. Excess Spread:                                        $4,051,644.60

   2.  Class B Available Funds:                                   $669,468.55

       a. Class B Monthly Interest:                                $70,311.11
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $599,157.44

   3.  Collateral Available Funds:                                $794,993.90

       a. Excess Spread:                                          $794,993.90

   4.  Total Excess Spread:                                     $5,445,795.94

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.2823%

   2.  Series 1999-4 Allocable Principal
       Collections:                                           $105,776,367.43

   3.  Principal Allocation Percentage of
       Series 1999-4 Allocable Principal Collections:          $90,208,520.99

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $90,208,520.99

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-4:                     $407,115,873.20

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,675,605.82

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $500,000,000.00

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                                         N/A

   2.  Required Collateral Invested Amount                                N/A

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   4.  Treated as Shared Principal Collections:                           N/A

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                             $452,500,000.00

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:               $47,500,000.00

   3.  Principal Distribution:                                $500,000,000.00

   4.  Treated as Shared Principal Collections:                         $0.00

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-4

   1.  Excess Spread:                                           $5,445,795.94
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $214,048.47

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $97,533.33
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $254,182.55
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,046,698.26

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2915%
       b. Prior Monthly Period                                        3.9623%
       c. Second Prior Monthly Period                                 4.1669%

   2.  Three Month Average Base Rate                                  4.1402%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.4055%
       b. Prior Monthly Period                                       13.6826%
       c. Second Prior Monthly Period                                13.6547%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5809%



VIII. Series 1999-5 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor         Transferors
A. Investor/Transferor Allocations                    Allocations           Interest               Interest
----------------------------------                    -----------         --------------         -----------
Beginning Invested /Transferor Amount              586,288,114.90         500,000,000.00       86,288,114.90
Beginning Adjusted Invested Amount                            N/A         500,000,000.00                 N/A
Floating Allocation Percentage                                N/A               85.2823%            14.7177%
Principal Allocation Percentage                               N/A               85.2823%            14.7177%
Collections of Finance Chg. Receivables              9,809,372.71           8,365,658.85        1,443,713.86
Collections of Principal Receivables               105,776,367.43          90,208,520.99       15,567,846.45
Defaulted Amount                                     3,137,351.78           2,675,605.82          461,745.96

Ending Invested / Transferor Amounts               581,671,813.51         500,000,000.00       81,671,813.51


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A                Class B           Interest                  Total
--------------------------------------                    -------                -------          ----------                 -----

Principal Funding Account                                    0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                          0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                             0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                      0.00                   0.00                0.00                  0.00

Coupon  June 17, 2002 to July 14, 2002                    2.0800%                2.3200%             2.7400%
Monthly Interest Due                                   667,333.33              72,177.78          101,227.78            840,738.89
Outstanding Monthly Interest Due                             0.00                   0.00                0.00                  0.00
Additional Interest Due                                      0.00                   0.00                0.00                  0.00
Total Interest Due                                     667,333.33              72,177.78          101,227.78            840,738.89
Investor Default Amount                              2,207,374.80             214,048.47          254,182.55          2,675,605.82
Investor Monthly Fees Due                              687,500.00              66,666.67           79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                            3,562,208.13             352,892.91          434,577.00          4,349,678.04

Reallocated Investor Finance Charge Collections                                                                       8,365,658.85
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.3992%
Base Rate                                                                                                                  4.3646%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A                Class B           Interest                  Total
--------------------------------------------              -------                -------          ----------                 -----

Beginning Certificates Balance                     412,500,000.00          40,000,000.00       47,500,000.00        500,000,000.00
Interest Distributions                                 667,333.33              72,177.78          101,227.78            840,738.89
Principal Deposits - Prin. Funding Account                   0.00                   0.00                0.00                  0.00
Principal Distributions                                      0.00                   0.00                0.00                  0.00
Total Distributions                                    667,333.33              72,177.78          101,227.78            840,738.89
Ending Certificates Balance                        412,500,000.00          40,000,000.00       47,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.62

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.62

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.80

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.80

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $101,227.78

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $101,227.78

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,901,668.55

       a. Class A Monthly Interest:                               $667,333.33
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,207,374.80
       e. Excess Spread:                                        $4,026,960.42

   2.  Class B Available Funds:                                   $669,252.71

       a. Class B Monthly Interest:                                $72,177.78
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $597,074.93

   3.  Collateral Available Funds:                                $794,737.59

       a. Excess Spread:                                          $794,737.59

   4.  Total Excess Spread:                                     $5,418,772.94

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.2823%

   2.  Series 1999-5 Allocable Principal
       Collections:                                           $105,776,367.43

   3.  Principal Allocation Percentage of
       Series 1999-5 Allocable Principal Collections:          $90,208,520.99

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $90,208,520.99

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,675,605.82

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $92,884,126.80

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $92,884,126.80

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

   1.  Excess Spread:                                           $5,418,772.94
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $214,048.47

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $101,227.78
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $254,182.55
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,015,980.81

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.3645%
       b. Prior Monthly Period                                        4.0354%
       c. Second Prior Monthly Period                                 4.2400%

   2.  Three Month Average Base Rate                                  4.2133%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3992%
       b. Prior Monthly Period                                       13.6748%
       c. Second Prior Monthly Period                                13.6477%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5739%



IX. Series 1999-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor         Transferors
A. Investor/Transferor Allocations                    Allocations            Interest             Interest
----------------------------------                    -----------         --------------         -----------
Beginning Invested /Transferor Amount              586,288,114.90         500,000,000.00       86,288,114.90
Beginning Adjusted Invested Amount                            N/A         500,000,000.00                 N/A
Floating Allocation Percentage                                N/A               85.2823%            14.7177%
Principal Allocation Percentage                               N/A               85.2823%            14.7177%
Collections of Finance Chg. Receivables              9,809,372.71           8,368,356.85        1,443,713.86
Collections of Principal Receivables               105,776,367.43          90,208,520.99       15,567,846.45
Defaulted Amount                                     3,137,351.78           2,675,605.82          461,745.96

Ending Invested / Transferor Amounts               581,671,813.51         500,000,000.00       81,671,813.51


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A                Class B           Interest                  Total
--------------------------------------                    -------                -------          ----------                 -----

Principal Funding Account                                    0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                          0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                     2,062,500.00                   0.00                0.00          2,062,500.00
Reserve Account Surplus                                      0.00                   0.00                0.00                  0.00

Coupon  June 17, 2002 to July 14, 2002                    2.0400%                2.2700%             2.7400%
Monthly Interest Due                                   654,500.00              70,622.22          101,227.78            826,350.00
Outstanding Monthly Interest Due                             0.00                   0.00                0.00                  0.00
Additional Interest Due                                      0.00                   0.00                0.00                  0.00
Total Interest Due                                     654,500.00              70,622.22          101,227.78            826,350.00
Investor Default Amount                              2,207,374.80             214,048.47          254,182.55          2,675,605.82
Investor Monthly Fees Due                              687,500.00              66,666.67           79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                            3,549,374.80             351,337.35          434,577.00          4,335,289.15

Reallocated Investor Finance Charge Collections                                                                       8,368,356.85
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                               2,698.00
Series Adjusted Portfolio Yield                                                                                           13.4055%
Base Rate                                                                                                                  4.3270%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A                Class B           Interest                  Total
--------------------------------------------              -------                -------          ----------                 ------

Beginning Certificates Balance                     412,500,000.00          40,000,000.00       47,500,000.00        500,000,000.00
Interest Distributions                                 654,500.00              70,622.22          101,227.78            826,350.00
Principal Deposits - Prin. Funding Account                   0.00                   0.00                0.00                  0.00
Principal Distributions                                      0.00                   0.00                0.00                  0.00
Total Distributions                                    654,500.00              70,622.22          101,227.78            826,350.00
Ending Certificates Balance                        412,500,000.00          40,000,000.00       47,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.59

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.59

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.77

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.77

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $101,227.78

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $101,227.78

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,903,894.40

       a. Class A Monthly Interest:                               $654,500.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,207,374.80
       e. Excess Spread:                                        $4,042,019.60

   2.  Class B Available Funds:                                   $669,468.55

       a. Class B Monthly Interest:                                $70,622.22
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $598,846.33

   3.  Collateral Available Funds:                                $794,993.90

       a. Excess Spread:                                          $794,993.90

   4.  Total Excess Spread:                                     $5,435,859.83

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.2823%

   2.  Series 1999-6 Allocable Principal
       Collections:                                            $105,776,367.43

   3.  Principal Allocation Percentage of
       Series 1999-6 Allocable Principal Collections:          $90,208,520.99

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $90,208,520.99

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,675,605.82

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $92,884,126.80

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $92,884,126.80

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-6

   1.  Excess Spread:                                           $5,435,859.83
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $214,048.47

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $101,227.78
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $254,182.55
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,033,067.70

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.3270%
       b. Prior Monthly Period                                        3.9978%
       c. Second Prior Monthly Period                                 4.2025%

   2.  Three Month Average Base Rate                                  4.1758%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.4055%
       b. Prior Monthly Period                                       13.6825%
       c. Second Prior Monthly Period                                13.6477%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5786%



X. Series 2000-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor         Transferors
A. Investor/Transferor Allocations                    Allocations            Interest              Interest
Beginning Invested /Transferor Amount              586,288,114.90         500,000,000.00       86,288,114.90
Beginning Adjusted Invested Amount                            N/A         500,000,000.00                 N/A
Floating Allocation Percentage                                N/A               85.2823%            14.7177%
Principal Allocation Percentage                               N/A               85.2823%            14.7177%
Collections of Finance Chg. Receivables              9,809,372.71           8,365,658.85        1,443,713.86
Collections of Principal Receivables               105,776,367.43          90,208,520.99       15,567,846.45
Defaulted Amount                                     3,137,351.78           2,675,605.82          461,745.96

Ending Invested / Transferor Amounts               581,671,813.51         500,000,000.00       81,671,813.51


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A                Class B           Interest                  Total
--------------------------------------                    -------                -------          ----------                 -----

Principal Funding Account                                    0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                          0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                             0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                      0.00                   0.00                0.00                  0.00

Coupon  June 17, 2002 to July 14, 2002                    7.2000%                7.4000%            2.7400%
Monthly Interest Due                                 2,595,000.00             185,000.00           79,916.67          2,859,916.67
Outstanding Monthly Interest Due                             0.00                   0.00                0.00                  0.00
Additional Interest Due                                      0.00                   0.00                0.00                  0.00
Total Interest Due                                   2,595,000.00             185,000.00           79,916.67          2,859,916.67
Investor Default Amount                              2,314,399.03             160,536.35          200,670.44          2,675,605.82
Investor Monthly Fees Due                              720,833.33              50,000.00           62,500.00            833,333.33
Investor Additional Amounts Due
Total Due                                            5,630,232.36             395,536.35          343,087.10          6,368,855.82

Reallocated Investor Finance Charge Collections                                                                       8,365,658.85
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.3992%
Base Rate                                                                                                                  9.6288%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A                Class B           Interest                  Total
--------------------------------------------              -------                -------          ----------                 -----

Beginning Certificates Balance                     432,500,000.00          30,000,000.00       37,500,000.00        500,000,000.00
Interest Distributions                               2,595,000.00             185,000.00           79,916.67          2,859,916.67
Principal Deposits - Prin. Funding Account                   0.00                   0.00                0.00                  0.00
Principal Distributions                                      0.00                   0.00                0.00                  0.00
Total Distributions                                  2,595,000.00             185,000.00           79,916.67          2,859,916.67
Ending Certificates Balance                        432,500,000.00          30,000,000.00       37,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $6.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $6.00

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $6.17

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $6.17

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the  Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $79,916.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $79,916.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,236,294.91

       a. Class A Monthly Interest:                             $2,595,000.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,314,399.03
       e. Excess Spread:                                        $2,326,895.87

   2.  Class B Available Funds:                                   $501,939.53

       a. Class B Monthly Interest:                               $185,000.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $316,939.53

   3.  Collateral Available Funds:                                $627,424.41

       a. Excess Spread:                                          $627,424.41

   4.  Total Excess Spread:                                     $3,271,259.82

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.2823%

   2.  Series 2000-1 Allocable Principal
       Collections:                                           $105,776,367.43

   3.  Principal Allocation Percentage of
       Series 2000-1 Allocable Principal Collections:          $90,208,520.99

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $90,208,520.99

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,675,605.82

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $92,884,126.80

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $37,500,000.00

   2.  Required Collateral Invested Amount                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $92,884,126.80

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

   1.  Excess Spread:                                           $3,271,259.82
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $160,536.35

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $79,916.67
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $200,670.44
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $1,996,803.03

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      9.6288%
       b. Prior Monthly Period                                        8.2015%
       c. Second Prior Monthly Period                                 9.0023%

   2.  Three Month Average Base Rate                                  8.9442%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3992%
       b. Prior Monthly Period                                       13.6748%
       c. Second Prior Monthly Period                                13.6477%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5739%



XI. Series 2000-2 Certificate
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor         Transferors
A. Investor/Transferor Allocations                    Allocations            Interest             Interest
----------------------------------                    -----------         --------------         -----------
Beginning Invested /Transferor Amount              586,288,114.90         500,000,000.00       86,288,114.90
Beginning Adjusted Invested Amount                            N/A         500,000,000.00                 N/A
Floating Allocation Percentage                                N/A               85.2823%            14.7177%
Principal Allocation Percentage                               N/A               85.2823%            14.7177%
Collections of Finance Chg. Receivables              9,809,372.71           8,365,658.85        1,443,713.86
Collections of Principal Receivables               105,776,367.43          90,208,520.99       15,567,846.45
Defaulted Amount                                     3,137,351.78           2,675,605.82          461,745.96

Ending Invested / Transferor Amounts               581,671,813.51         500,000,000.00       81,671,813.51


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A                Class B           Interest                  Total
--------------------------------------                    -------                -------          ----------                 -----

Principal Funding Account                                    0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                          0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                             0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                      0.00                   0.00                0.00                  0.00

Coupon  June 17, 2002 to July 14, 2002                    2.0050%                2.1900%             2.7400%
Monthly Interest Due                                   643,270.83              68,133.33          101,227.78            812,631.94
Outstanding Monthly Interest Due                             0.00                   0.00                0.00                  0.00
Additional Interest Due                                      0.00                   0.00                0.00                  0.00
Total Interest Due                                     643,270.83              68,133.33          101,227.78            812,631.94
Investor Default Amount                              2,207,374.80             214,048.47          254,182.55          2,675,605.82
Investor Monthly Fees Due                              687,500.00              66,666.67           79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                            3,538,145.63             348,848.47          434,577.00          4,321,571.09

Reallocated Investor Finance Charge Collections                                                                       8,365,658.85
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.3992%
Base Rate                                                                                                                  4.2913%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A                Class B           Interest                  Tota
--------------------------------------------              -------                -------          ----------                 ----

Beginning Certificates Balance                     412,500,000.00          40,000,000.00       47,500,000.00        500,000,000.00
Interest Distributions                                 643,270.83              68,133.33          101,227.78            812,631.94
Principal Deposits - Prin. Funding Account                   0.00                   0.00                0.00                  0.00
Principal Distributions                                      0.00                   0.00                0.00                  0.00
Total Distributions                                    643,270.83              68,133.33          101,227.78            812,631.94
Ending Certificates Balance                        412,500,000.00          40,000,000.00       47,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.56

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.56

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.70

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.70

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $101,227.78

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $101,227.78

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,901,668.55

       a. Class A Monthly Interest:                               $643,270.83
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,207,374.80
       e. Excess Spread:                                        $4,051,022.92

   2.  Class B Available Funds:                                   $669,252.71

       a. Class B Monthly Interest:                                $68,133.33
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $601,119.37

   3.  Collateral Available Funds:                                $794,737.59

       a. Excess Spread:                                          $794,737.59

   4.  Total Excess Spread:                                     $5,446,879.89

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.2823%

   2.  Series 2000-2 Allocable Principal
       Collections:                                           $105,776,367.43

   3.  Principal Allocation Percentage of
       Series 2000-2 Allocable Principal Collections:          $90,208,520.99

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $90,208,520.99

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,675,605.82

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $92,884,126.80

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $92,884,126.80

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

   1.  Excess Spread:                                           $5,446,879.89
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $214,048.47

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $101,227.78
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $254,182.55
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,044,087.76

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2913%
       b. Prior Monthly Period                                        3.9621%
       c. Second Prior Monthly Period                                 4.1667%

   2.  Three Month Average Base Rate                                  4.1400%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3992%
       b. Prior Monthly Period                                       13.6748%
       c. Second Prior Monthly Period                                13.6477%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5739%



XII. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor         Transferors
A. Investor/Transferor Allocations                    Allocations            Interest             Interest
----------------------------------                    -----------         --------------         -----------
Beginning Invested /Transferor Amount            1,172,576,229.81       1,000,000,000.00      172,576,229.81
Beginning Adjusted Invested Amount                            N/A       1,000,000,000.00                 N/A
Floating Allocation Percentage                                N/A               85.2823%            14.7177%
Principal Allocation Percentage                               N/A               85.2823%            14.7177%
Collections of Finance Chg. Receivables             19,618,745.43          16,731,317.70        2,887,427.73
Collections of Principal Receivables               211,552,734.87         180,417,041.97       31,135,692.90
Defaulted Amount                                     6,274,703.56           5,351,211.63          923,491.93

Ending Invested / Transferor Amounts             1,163,343,627.01       1,000,000,000.00      163,343,627.01


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A                Class B           Interest                  Total
--------------------------------------                    -------                -------          ----------                 -----

Principal Funding Account                                    0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                          0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                             0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                      0.00                   0.00                0.00                  0.00

Coupon  June 17, 2002 to July 14, 2002                    2.0000%                2.1900%             2.6400%
Monthly Interest Due                                 1,283,333.33             136,266.67          195,066.67          1,614,666.67
Outstanding Monthly Interest Due                             0.00                   0.00                0.00                  0.00
Additional Interest Due                                      0.00                   0.00                0.00                  0.00
Total Interest Due                                   1,283,333.33             136,266.67          195,066.67          1,614,666.67
Investor Default Amount                              4,414,749.60             428,096.93          508,365.11          5,351,211.63
Investor Monthly Fees Due                            1,375,000.00             133,333.33          158,333.33          1,666,666.67
Investor Additional Amounts Due
Total Due                                            7,073,082.93             697,696.93          861,765.11          8,632,544.97

Reallocated Investor Finance Charge Collections                                                                      16,731,317.70
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.3992%
Base Rate                                                                                                                  4.2775%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A                Class B           Interest                  Total
--------------------------------------------              -------                -------          ----------                 -----

Beginning Certificates Balance                     825,000,000.00          80,000,000.00       95,000,000.00      1,000,000,000.00
Interest Distributions                               1,283,333.33             136,266.67          195,066.67          1,614,666.67
Principal Deposits - Prin. Funding Account                   0.00                   0.00                0.00                  0.00
Principal Distributions                                      0.00                   0.00                0.00                  0.00
Total Distributions                                  1,283,333.33             136,266.67          195,066.67          1,614,666.67
Ending Certificates Balance                        825,000,000.00          80,000,000.00       95,000,000.00      1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.56

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.56

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.70

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.70

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $195,066.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $195,066.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $13,803,337.10

       a. Class A Monthly Interest:                             $1,283,333.33
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,414,749.60
       e. Excess Spread:                                        $8,105,254.17

   2.  Class B Available Funds:                                 $1,338,505.42

       a. Class B Monthly Interest:                               $136,266.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,202,238.75

   3.  Collateral Available Funds:                              $1,589,475.18

       a. Excess Spread:                                        $1,589,475.18

   4.  Total Excess Spread:                                    $10,896,968.10

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.2823%

   2.  Series 2000-3 Allocable Principal
       Collections:                                           $211,552,734.87

   3.  Principal Allocation Percentage of
       Series 2000-3 Allocable Principal Collections:         $180,417,041.97

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $180,417,041.97

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,351,211.63

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $185,768,253.61

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $185,768,253.61

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

   1.  Excess Spread:                                          $10,896,968.10
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $428,096.93

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $195,066.67
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $508,365.11
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,098,772.73

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2775%
       b. Prior Monthly Period                                        3.9483%
       c. Second Prior Monthly Period                                 4.1529%

   2.  Three Month Average Base Rate                                  4.1262%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3992%
       b. Prior Monthly Period                                       13.6748%
       c. Second Prior Monthly Period                                13.6477%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5739%



XIII. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor         Transferors
A. Investor/Transferor Allocations                    Allocations           Interest              Interest
----------------------------------                    -----------         --------------         -----------
Beginning Invested /Transferor Amount            1,421,305,444.82       1,212,122,000.00      209,183,444.82
Beginning Adjusted Invested Amount                            N/A       1,212,122,000.00                 N/A
Floating Allocation Percentage                                N/A               85.2823%            14.7177%
Principal Allocation Percentage                               N/A               85.2823%            14.7177%
Collections of Finance Chg. Receivables             23,780,312.95          20,280,398.27        3,499,914.67
Collections of Principal Receivables               256,427,724.10         218,687,465.75       37,740,258.34
Defaulted Amount                                     7,605,706.23           6,486,321.35        1,119,384.88

Ending Invested / Transferor Amounts             1,410,114,403.86       1,212,122,000.00      197,992,403.86


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A                Class B           Interest                  Total
--------------------------------------                    -------                -------          ----------                 -----

Principal Funding Account                                    0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                          0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                             0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                      0.00                   0.00                0.00                  0.00

Coupon  June 17, 2002 to July 14, 2002                    2.0119%                2.2369%             2.6900%
Monthly Interest Due                                 1,564,795.56             168,707.98          240,923.57          1,974,427.10
Outstanding Monthly Interest Due                             0.00                   0.00                0.00                  0.00
Additional Interest Due                                      0.00                   0.00                0.00                  0.00
Total Interest Due                                   1,564,795.56             168,707.98          240,923.57          1,974,427.10
Investor Default Amount                              5,351,211.63             518,906.99          616,202.72          6,486,321.35
Investor Monthly Fees Due                            1,666,666.67             161,616.67          191,920.00          2,020,203.33
Investor Additional Amounts Due
Total Due                                            8,582,673.85             849,231.63        1,049,046.30         10,480,951.78

Reallocated Investor Finance Charge Collections                                                                      20,280,398.27
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.3992%
Base Rate                                                                                                                  4.2960%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A                Class B           Interest                  Total
--------------------------------------------              -------                -------          ----------                 -----

Beginning Certificates Balance                   1,000,000,000.00          96,970,000.00      115,152,000.00      1,212,122,000.00
Interest Distributions                               1,564,795.56             168,707.98          240,923.57          1,974,427.10
Interest Deposits - Interest Funding Account        (1,564,795.56)           (168,707.98)               0.00         (1,733,503.53)
Interest Funding Account Distributions                       0.00                   0.00                0.00                  0.00
Principal Deposits - Prin. Funding Account                   0.00                   0.00                0.00                  0.00
Principal Distributions                                      0.00                   0.00                0.00                  0.00
Total Distributions                                          0.00                   0.00          240,923.57            240,923.57
Ending Interest Funding Account Balance              1,564,795.56             168,707.98                0.00          1,733,503.53
Ending Certificates Balance                      1,000,000,000.00          96,970,000.00      115,152,000.00      1,212,122,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.56

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.56

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.74

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.74

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $240,923.57

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $240,923.57

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds (Includes Int. Income from IFA):$16,731,317.70

       a. Class A Monthly Interest:                             $1,564,795.56
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $5,351,211.63
       e. Excess Spread:                                        $9,815,310.51

   2.  Class B Available Funds:                                 $1,622,435.88

       a. Class B Monthly Interest:                               $168,707.98
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,453,727.90

   3.  Collateral Available Funds:                              $1,926,644.70

       a. Excess Spread:                                        $1,926,644.70

   4.  Total Excess Spread:                                    $13,195,683.11

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.2823%

   2.  Series 2000-4 Allocable Principal
       Collections:                                           $256,427,724.10

   3.  Principal Allocation Percentage of
       Series 2000-4 Allocable Principal Collections:         $218,687,465.75

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $218,687,465.75

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $6,486,321.35

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $225,173,787.10

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                             $115,152,000.00

   2.  Required Collateral Invested Amount                    $115,152,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $225,173,787.10

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

   1.  Excess Spread:                                          $13,195,683.11
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $518,906.99

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $240,923.57
   9.  Applied to unpaid Monthly Servicing Fee:                 $2,020,203.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $616,202.72
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $9,799,446.49

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2960%
       b. Prior Monthly Period                                        4.0706%
       c. Second Prior Monthly Period                                 4.2569%

   2.  Three Month Average Base Rate                                  4.2078%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3992%
       b. Prior Monthly Period                                       13.6807%
       c. Second Prior Monthly Period                                13.6507%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5768%



XIV. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor         Transferors
A. Investor/Transferor Allocations                    Allocations           Interest               Interest
----------------------------------                    -----------         --------------         -----------
Beginning Invested /Transferor Amount              923,847,014.79         787,878,000.00      135,969,014.79
Beginning Adjusted Invested Amount                            N/A         787,878,000.00                 N/A
Floating Allocation Percentage                                N/A               85.2823%            14.7177%
Principal Allocation Percentage                               N/A               85.2823%            14.7177%
Collections of Finance Chg. Receivables             15,457,177.91          13,182,237.13        2,274,940.78
Collections of Principal Receivables               166,677,745.64         142,146,618.20       24,531,127.45
Defaulted Amount                                     4,943,700.89           4,216,101.92          727,598.97

Ending Invested / Transferor Amounts               916,572,850.16         787,878,000.00      128,694,850.16


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A                Class B           Interest                  Total
--------------------------------------                    -------                -------          ----------                 -----

Principal Funding Account                                    0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                          0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                             0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                      0.00                   0.00                0.00                  0.00

Coupon  June 17, 2002 to July 14, 2002                    1.9800%                2.2200%             2.6900%
Monthly Interest Due                                 1,001,000.00             108,831.80          156,598.65          1,266,430.45
Outstanding Monthly Interest Due                             0.00                   0.00                0.00                  0.00
Additional Interest Due                                      0.00                   0.00                0.00                  0.00
Total Interest Due                                   1,001,000.00             108,831.80          156,598.65          1,266,430.45
Investor Default Amount                              3,478,287.56             337,286.87          400,527.49          4,216,101.92
Investor Monthly Fees Due                            1,083,333.33             105,050.00          124,746.67          1,313,130.00
Investor Additional Amounts Due
Total Due                                            5,562,620.89             551,168.67          681,872.80          6,795,662.37

Reallocated Investor Finance Charge Collections                                                                      13,182,237.13
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.3992%
Base Rate                                                                                                                  4.2680%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A                Class B           Interest                  Total
--------------------------------------------              -------                -------          ----------                 -----

Beginning Certificates Balance                     650,000,000.00          63,030,000.00       74,848,000.00        787,878,000.00
Interest Distributions                               1,001,000.00             108,831.80          156,598.65          1,266,430.45
Principal Deposits - Prin. Funding Account                   0.00                   0.00                0.00                  0.00
Principal Distributions                                      0.00                   0.00                0.00                  0.00
Total Distributions                                  1,001,000.00             108,831.80          156,598.65          1,266,430.45
Ending Certificates Balance                        650,000,000.00          63,030,000.00       74,848,000.00        787,878,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.54

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.54

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.73

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.73

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $156,598.65

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $156,598.65

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,875,356.51

       a. Class A Monthly Interest:                             $1,001,000.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,478,287.56
       e. Excess Spread:                                        $6,396,068.94

   2.  Class B Available Funds:                                 $1,054,574.95

       a. Class B Monthly Interest:                               $108,831.80
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $945,743.15

   3.  Collateral Available Funds:                              $1,252,305.67

       a. Excess Spread:                                        $1,252,305.67

   4.  Total Excess Spread:                                     $8,594,117.77

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.2823%

   2.  Series 2000-5 Allocable Principal
       Collections:                                           $166,677,745.64

   3.  Principal Allocation Percentage of
       Series 2000-5 Allocable Principal Collections:         $142,146,618.20

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $142,146,618.20

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,216,101.92

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $146,362,720.11

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $74,848,000.00

   2.  Required Collateral Invested Amount                     $74,848,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $146,362,720.11

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

   1.  Excess Spread:                                           $8,594,117.77
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $337,286.87

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $156,598.65
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,313,130.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $400,527.49
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,386,574.76

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2680%
       b. Prior Monthly Period                                        3.9388%
       c. Second Prior Monthly Period                                 4.1434%

   2.  Three Month Average Base Rate                                  4.1167%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3992%
       b. Prior Monthly Period                                       13.6748%
       c. Second Prior Monthly Period                                13.6477%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5739%



XV. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor         Transferors
A. Investor/Transferor Allocations                    Allocations            Interest             Interest
----------------------------------                    -----------         --------------         -----------
Beginning Invested /Transferor Amount              879,432,172.35         750,000,000.00      129,432,172.35
Beginning Adjusted Invested Amount                            N/A         750,000,000.00                 N/A
Floating Allocation Percentage                                N/A               85.2823%            14.7177%
Principal Allocation Percentage                               N/A               85.2823%            14.7177%
Collections of Finance Chg. Receivables             14,714,059.07          12,548,488.28        2,165,570.80
Collections of Principal Receivables               158,664,551.15         135,312,781.48       23,351,769.67
Defaulted Amount                                     4,706,027.67           4,013,408.72          692,618.95

Ending Invested / Transferor Amounts               872,507,720.26         750,000,000.00      122,507,720.26


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A                Class B           Interest                  Total
--------------------------------------                    -------                -------          ----------                 ------

Principal Funding Account                                    0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                          0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                             0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                      0.00                   0.00                0.00                  0.00

Coupon  June 17, 2002 to July 14, 2002                    1.9800%                2.2600%             2.7900%
Monthly Interest Due                                   952,875.00             105,466.67          154,612.50          1,212,954.17
Outstanding Monthly Interest Due                             0.00                   0.00                0.00                  0.00
Additional Interest Due                                      0.00                   0.00                0.00                  0.00
Total Interest Due                                     952,875.00             105,466.67          154,612.50          1,212,954.17
Investor Default Amount                              3,311,062.20             321,072.70          381,273.83          4,013,408.72
Investor Monthly Fees Due                            1,031,250.00             100,000.00          118,750.00          1,250,000.00
Investor Additional Amounts Due
Total Due                                            5,295,187.20             526,539.36          654,636.33          6,476,362.89

Reallocated Investor Finance Charge Collections                                                                      12,548,488.28
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.3992%
Base Rate                                                                                                                  4.2809%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A                Class B           Interest                  Total
--------------------------------------------              -------                -------          ----------                 -----

Beginning Certificates Balance                     618,750,000.00          60,000,000.00       71,250,000.00        750,000,000.00
Interest Distributions                                 952,875.00             105,466.67          154,612.50          1,212,954.17
Principal Deposits - Prin. Funding Account                   0.00                   0.00                0.00                  0.00
Principal Distributions                                      0.00                   0.00                0.00                  0.00
Total Distributions                                    952,875.00             105,466.67          154,612.50          1,212,954.17
Ending Certificates Balance                        618,750,000.00          60,000,000.00       71,250,000.00        750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.54

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.54

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.76

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.76

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $154,612.50

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $154,612.50

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,352,502.83

       a. Class A Monthly Interest:                               $952,875.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,311,062.20
       e. Excess Spread:                                        $6,088,565.63

   2.  Class B Available Funds:                                 $1,003,879.06

       a. Class B Monthly Interest:                               $105,466.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $898,412.40

   3.  Collateral Available Funds:                              $1,192,106.39

       a. Excess Spread:                                        $1,192,106.39

   4.  Total Excess Spread:                                     $8,179,084.41

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.2823%

   2.  Series 2001-1 Allocable Principal
       Collections:                                           $158,664,551.15

   3.  Principal Allocation Percentage of
       Series 2001-1 Allocable Principal Collections:         $135,312,781.48

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $135,312,781.48

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,013,408.72

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $139,326,190.20

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $71,250,000.00

   2.  Required Collateral Invested Amount                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $139,326,190.20

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

   1.  Excess Spread:                                           $8,179,084.41
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $321,072.70

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $154,612.50
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $381,273.83
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,072,125.38

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2808%
       b. Prior Monthly Period                                        3.9517%
       c. Second Prior Monthly Period                                 4.1563%

   2.  Three Month Average Base Rate                                  4.1296%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3992%
       b. Prior Monthly Period                                       13.6748%
       c. Second Prior Monthly Period                                13.6477%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5739%



XVI. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor         Transferors
A. Investor/Transferor Allocations                    Allocations            Interest              Interest
----------------------------------                    -----------         --------------         -----------
Beginning Invested /Transferor Amount              293,144,057.45         250,000,000.00       43,144,057.45
Beginning Adjusted Invested Amount                            N/A         250,000,000.00                 N/A
Floating Allocation Percentage                                N/A               85.2823%            14.7177%
Principal Allocation Percentage                               N/A               85.2823%            14.7177%
Collections of Finance Chg. Receivables              4,904,686.36           4,182,829.43          721,856.93
Collections of Principal Receivables                52,888,183.72          45,104,260.49        7,783,923.22
Defaulted Amount                                     1,568,675.89           1,337,802.91          230,872.98

Ending Invested / Transferor Amounts               290,835,906.75         250,000,000.00       40,835,906.75


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A                Class B           Interest                  Total
--------------------------------------                    -------                -------          ----------                 -----

Principal Funding Account                                    0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                          0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                             0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                      0.00                   0.00                0.00                  0.00

Coupon  June 17, 2002 to July 14, 2002                    5.5300%                5.8300%             2.6900%
Monthly Interest Due                                   996,552.08              72,875.00           39,229.17          1,108,656.25
Outstanding Monthly Interest Due                             0.00                   0.00                0.00                  0.00
Additional Interest Due                                      0.00                   0.00                0.00                  0.00
Total Interest Due                                     996,552.08              72,875.00           39,229.17          1,108,656.25
Investor Default Amount                              1,157,199.52              80,268.17          100,335.22          1,337,802.91
Investor Monthly Fees Due                              360,416.67              25,000.00           31,250.00            416,666.67
Investor Additional Amounts Due
Total Due                                            2,514,168.27             178,143.17          170,814.38          2,863,125.82

Reallocated Investor Finance Charge Collections                                                                       4,182,829.43
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.3992%
Base Rate                                                                                                                  7.9535%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A                Class B           Interest                  Total
--------------------------------------------              -------                -------          ----------                 -----

Beginning Certificates Balance                     216,250,000.00          15,000,000.00       18,750,000.00        250,000,000.00
Interest Distributions                                 996,552.08              72,875.00           39,229.17          1,108,656.25
Principal Deposits - Prin. Funding Account                   0.00                   0.00                0.00                  0.00
Principal Distributions                                      0.00                   0.00                0.00                  0.00
Total Distributions                                    996,552.08              72,875.00           39,229.17          1,108,656.25
Ending Certificates Balance                        216,250,000.00          15,000,000.00       18,750,000.00        250,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.61

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.61

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $4.86

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $4.86

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $39,229.17

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $39,229.17

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $3,618,147.45

       a. Class A Monthly Interest:                               $996,552.08
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $1,157,199.52
       e. Excess Spread:                                        $1,464,395.85

   2.  Class B Available Funds:                                   $250,969.77

       a. Class B Monthly Interest:                                $72,875.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $178,094.77

   3.  Collateral Available Funds:                                $313,712.21

       a. Excess Spread:                                          $313,712.21

   4.  Total Excess Spread:                                     $1,956,202.83

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.2823%

   2.  Series 2001-2 Allocable Principal
       Collections:                                            $52,888,183.72

   3.  Principal Allocation Percentage of
       Series 2001-2 Allocable Principal Collections:          $45,104,260.49

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $45,104,260.49

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $1,337,802.91

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $46,442,063.40

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $18,750,000.00

   2.  Required Collateral Invested Amount                     $18,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $46,442,063.40

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

   1.  Excess Spread:                                           $1,956,202.83
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                    $80,268.17

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $39,229.17
   9.  Applied to unpaid Monthly Servicing Fee:                   $416,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $100,335.22
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $1,319,703.60

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.9535%
       b. Prior Monthly Period                                        6.7794%
       c. Second Prior Monthly Period                                 7.4384%

   2.  Three Month Average Base Rate                                  7.3904%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3992%
       b. Prior Monthly Period                                       13.6748%
       c. Second Prior Monthly Period                                13.6477%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5739%



XVII. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor         Transferors
A. Investor/Transferor Allocations                    Allocations             Interest            Interest
----------------------------------                    -----------         --------------         -----------
Beginning Invested /Transferor Amount              879,432,172.35         750,000,000.00      129,432,172.35
Beginning Adjusted Invested Amount                            N/A         750,000,000.00                 N/A
Floating Allocation Percentage                                N/A               85.2823%            14.7177%
Principal Allocation Percentage                               N/A               85.2823%            14.7177%
Collections of Finance Chg. Receivables             14,714,059.07          12,548,488.28        2,165,570.80
Collections of Principal Receivables               158,664,551.15         135,312,781.48       23,351,769.67
Defaulted Amount                                     4,706,027.67           4,013,408.72          692,618.95

Ending Invested / Transferor Amounts               872,507,720.26         750,000,000.00      122,507,720.26


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A                Class B           Interest                  Total
--------------------------------------                    -------                -------          ----------                 -----

Principal Funding Account                                    0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                          0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                             0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                      0.00                   0.00                0.00                  0.00

Coupon  June 17, 2002 to July 14, 2002                    1.9700%                2.2200%            2.6900%
Monthly Interest Due                                   948,062.50             103,600.00          149,070.83          1,200,733.33
Outstanding Monthly Interest Due                             0.00                   0.00                0.00                  0.00
Additional Interest Due                                      0.00                   0.00                0.00                  0.00
Total Interest Due                                     948,062.50             103,600.00          149,070.83          1,200,733.33
Investor Default Amount                              3,311,062.20             321,072.70          381,273.83          4,013,408.72
Investor Monthly Fees Due                            1,031,250.00             100,000.00          118,750.00          1,250,000.00
Investor Additional Amounts Due
Total Due                                            5,290,374.70             524,672.70          649,094.66          6,464,142.06

Reallocated Investor Finance Charge Collections                                                                      12,548,488.28
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.3992%
Base Rate                                                                                                                  4.2596%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A                Class B           Interest                  Total
--------------------------------------------              -------                -------          ----------                 -----

Beginning Certificates Balance                     618,750,000.00          60,000,000.00       71,250,000.00        750,000,000.00
Interest Distributions                                 948,062.50             103,600.00          149,070.83          1,200,733.33
Principal Deposits - Prin. Funding Account                   0.00                   0.00                0.00                  0.00
Principal Distributions                                      0.00                   0.00                0.00                  0.00
Total Distributions                                    948,062.50             103,600.00          149,070.83          1,200,733.33
Ending Certificates Balance                        618,750,000.00          60,000,000.00       71,250,000.00        750,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.53

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.53

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.73

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.73

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $149,070.83

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $149,070.83

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,352,502.83

       a. Class A Monthly Interest:                               $948,062.50
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,311,062.20
       e. Excess Spread:                                        $6,093,378.13

   2.  Class B Available Funds:                                 $1,003,879.06

       a. Class B Monthly Interest:                               $103,600.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $900,279.06

   3.  Collateral Available Funds:                              $1,192,106.39

       a. Excess Spread:                                        $1,192,106.39

   4.  Total Excess Spread:                                     $8,185,763.58

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.2823%

   2.  Series 2001-3 Allocable Principal
       Collections:                                           $158,664,551.15

   3.  Principal Allocation Percentage of
       Series 2001-3 Allocable Principal Collections:         $135,312,781.48

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $135,312,781.48

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,013,408.72

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $139,326,190.20

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $71,250,000.00

   2.  Required Collateral Invested Amount                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $139,326,190.20

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

   1.  Excess Spread:                                           $8,185,763.58
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $321,072.70

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $149,070.83
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $381,273.83
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,084,346.22

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2596%
       b. Prior Monthly Period                                        3.9304%
       c. Second Prior Monthly Period                                 4.1350%

   2.  Three Month Average Base Rate                                  4.1084%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3992%
       b. Prior Monthly Period                                       13.6748%
       c. Second Prior Monthly Period                                13.6477%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5739%



XVIII. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor         Transferors
A. Investor/Transferor Allocations                    Allocations            Interest             Interest
----------------------------------                    -----------         --------------         -----------
Beginning Invested /Transferor Amount              850,117,766.61         725,000,000.00      125,117,766.61
Beginning Adjusted Invested Amount                            N/A         725,000,000.00                 N/A
Floating Allocation Percentage                                N/A               85.2823%            14.7177%
Principal Allocation Percentage                               N/A               85.2823%            14.7177%
Collections of Finance Chg. Receivables             14,223,590.44          12,130,205.33        2,093,385.10
Collections of Principal Receivables               153,375,732.78         130,802,355.43       22,573,377.35
Defaulted Amount                                     4,549,160.08           3,879,628.43          669,531.65

Ending Invested / Transferor Amounts               843,424,129.59         725,000,000.00      118,424,129.59


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A                Class B           Interest                  Total
--------------------------------------                    -------                -------          ----------                 -----

Principal Funding Account                                    0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                          0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                             0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                      0.00                   0.00                0.00                  0.00

Coupon  June 17, 2002 to July 14, 2002                    1.9700%                2.2200%             2.7900%
Monthly Interest Due                                   916,460.42             100,146.67          149,458.75          1,166,065.83
Outstanding Monthly Interest Due                             0.00                   0.00                0.00                  0.00
Additional Interest Due                                      0.00                   0.00                0.00                  0.00
Total Interest Due                                     916,460.42             100,146.67          149,458.75          1,166,065.83
Investor Default Amount                              3,200,693.46             310,370.27          368,564.70          3,879,628.43
Investor Monthly Fees Due                              996,875.00              96,666.67          114,791.67          1,208,333.33
Investor Additional Amounts Due
Total Due                                            5,114,028.87             507,183.61          632,815.12          6,254,027.60

Reallocated Investor Finance Charge Collections                                                                      12,130,205.33
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.3992%
Base Rate                                                                                                                  4.2692%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A                Class B           Interest                  Total
--------------------------------------------              -------                -------          ----------                 -----

Beginning Certificates Balance                     598,125,000.00          58,000,000.00       68,875,000.00        725,000,000.00
Interest Distributions                                 916,460.42             100,146.67          149,458.75          1,166,065.83
Principal Deposits - Prin. Funding Account                   0.00                   0.00                0.00                  0.00
Principal Distributions                                      0.00                   0.00                0.00                  0.00
Total Distributions                                    916,460.42             100,146.67          149,458.75          1,166,065.83
Ending Certificates Balance                        598,125,000.00          58,000,000.00       68,875,000.00        725,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.53

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.53

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.73

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.73

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $149,458.75

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $149,458.75

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,007,419.40

       a. Class A Monthly Interest:                               $916,460.42
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,200,693.46
       e. Excess Spread:                                        $5,890,265.53

   2.  Class B Available Funds:                                   $970,416.43

       a. Class B Monthly Interest:                               $100,146.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $870,269.76

   3.  Collateral Available Funds:                              $1,152,369.51

       a. Excess Spread:                                        $1,152,369.51

   4.  Total Excess Spread:                                     $7,912,904.79

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.2823%

   2.  Series 2001-4 Allocable Principal
       Collections:                                           $153,375,732.78

   3.  Principal Allocation Percentage of
       Series 2001-4 Allocable Principal Collections:         $130,802,355.43

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $130,802,355.43

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,879,628.43

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $134,681,983.86

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $68,875,000.00

   2.  Required Collateral Invested Amount                     $68,875,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $134,681,983.86

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

   1.  Excess Spread:                                           $7,912,904.79
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $310,370.27

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $149,458.75
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,208,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $368,564.70
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,876,177.73

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2692%
       b. Prior Monthly Period                                        3.9401%
       c. Second Prior Monthly Period                                 4.1447%

   2.  Three Month Average Base Rate                                  4.1180%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3992%
       b. Prior Monthly Period                                       13.6748%
       c. Second Prior Monthly Period                                13.6477%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5739%


XIX. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor         Transferors
A. Investor/Transferor Allocations                    Allocations           Interest              Interest
----------------------------------                   ------------         --------------         -----------
Beginning Invested /Transferor Amount              586,288,114.90         500,000,000.00       86,288,114.90
Beginning Adjusted Invested Amount                            N/A         500,000,000.00                 N/A
Floating Allocation Percentage                                N/A               85.2823%            14.7177%
Principal Allocation Percentage                               N/A               85.2823%            14.7177%
Collections of Finance Chg. Receivables              9,809,372.71           8,365,658.85        1,443,713.86
Collections of Principal Receivables               105,776,367.43          90,208,520.99       15,567,846.45
Defaulted Amount                                     3,137,351.78           2,675,605.82          461,745.96

Ending Invested / Transferor Amounts               581,671,813.51         500,000,000.00       81,671,813.51


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A                Class B           Interest                  Total
--------------------------------------                    -------                -------          ----------                 -----

Principal Funding Account                                    0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                          0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                             0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                      0.00                   0.00                0.00                  0.00

Coupon  June 17, 2002 to July 14, 2002                    2.0200%                2.2900%             2.8900%
Monthly Interest Due                                   648,083.33              71,244.44          106,769.44            826,097.22
Outstanding Monthly Interest Due                             0.00                   0.00                0.00                  0.00
Additional Interest Due                                      0.00                   0.00                0.00                  0.00
Total Interest Due                                     648,083.33              71,244.44          106,769.44            826,097.22
Investor Default Amount                              2,207,374.80             214,048.47          254,182.55          2,675,605.82
Investor Monthly Fees Due                              687,500.00              66,666.67           79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                            3,542,958.13             351,959.58          440,118.66          4,335,036.37

Reallocated Investor Finance Charge Collections                                                                       8,365,658.85
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.3992%
Base Rate                                                                                                                  4.3264%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A                Class B           Interest                  Total
--------------------------------------------              -------                -------          ----------                 -----

Beginning Certificates Balance                     412,500,000.00          40,000,000.00       47,500,000.00        500,000,000.00
Interest Distributions                                 648,083.33              71,244.44          106,769.44            826,097.22
Principal Deposits - Prin. Funding Account                   0.00                   0.00                0.00                  0.00
Principal Distributions                                      0.00                   0.00                0.00                  0.00
Total Distributions                                    648,083.33              71,244.44          106,769.44            826,097.22
Ending Certificates Balance                        412,500,000.00          40,000,000.00       47,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.57

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.57

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.78

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.78

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $106,769.44

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $106,769.44

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,901,668.55

       a. Class A Monthly Interest:                               $648,083.33
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,207,374.80
       e. Excess Spread:                                        $4,046,210.42

   2.  Class B Available Funds:                                   $669,252.71

       a. Class B Monthly Interest:                                $71,244.44
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $598,008.26

   3.  Collateral Available Funds:                                $794,737.59

       a. Excess Spread:                                          $794,737.59

   4.  Total Excess Spread:                                     $5,438,956.27

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.2823%

   2.  Series 2001-5 Allocable Principal
       Collections:                                           $105,776,367.43

   3.  Principal Allocation Percentage of
       Series 2001-5 Allocable Principal Collections:          $90,208,520.99

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $90,208,520.99

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,675,605.82

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $92,884,126.80

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $92,884,126.80

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

   1.  Excess Spread:                                           $5,438,956.27
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $214,048.47

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $106,769.44
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $254,182.55
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,030,622.48

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.3264%
       b. Prior Monthly Period                                        3.9972%
       c. Second Prior Monthly Period                                 4.2018%

   2.  Three Month Average Base Rate                                  4.1751%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3992%
       b. Prior Monthly Period                                       13.6748%
       c. Second Prior Monthly Period                                13.6477%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5739%



XX. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor         Transferors
A. Investor/Transferor Allocations                    Allocations            Interest             Interest
----------------------------------                    -----------         --------------         -----------
Beginning Invested /Transferor Amount              820,803,360.86         700,000,000.00      120,803,360.86
Beginning Adjusted Invested Amount                            N/A         700,000,000.00                 N/A
Floating Allocation Percentage                                N/A               85.2823%            14.7177%
Principal Allocation Percentage                               N/A               85.2823%            14.7177%
Collections of Finance Chg. Receivables             13,733,121.80          11,711,922.39        2,021,199.41
Collections of Principal Receivables               148,086,914.41         126,291,929.38       21,794,985.03
Defaulted Amount                                     4,392,292.49           3,745,848.14          646,444.35

Ending Invested / Transferor Amounts               814,340,538.91         700,000,000.00       14,340,538.91


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A                Class B           Interest                  Total
--------------------------------------                    -------                -------          ----------                 -----

Principal Funding Account                                    0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                          0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                             0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                      0.00                   0.00                0.00                  0.00

Coupon  June 17, 2002 to July 14, 2002                    1.9600%                2.1900%             2.7900%
Monthly Interest Due                                   880,366.67              95,386.67          144,305.00          1,120,058.33
Outstanding Monthly Interest Due                             0.00                   0.00                0.00                  0.00
Additional Interest Due                                      0.00                   0.00                0.00                  0.00
Total Interest Due                                     880,366.67              95,386.67          144,305.00          1,120,058.33
Investor Default Amount                              3,090,324.72             299,667.85          355,855.57          3,745,848.14
Investor Monthly Fees Due                              962,500.00              93,333.33          110,833.33          1,166,666.67
Investor Additional Amounts Due
Total Due                                            4,933,191.38             488,387.85          610,993.91          6,032,573.14

Reallocated Investor Finance Charge Collections                                                                      11,711,922.39
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.3992%
Base Rate                                                                                                                  4.2584%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A                Class B           Interest                  Total
--------------------------------------------              -------                -------          ---------                  -----

Beginning Certificates Balance                     577,500,000.00          56,000,000.00       66,500,000.00        700,000,000.00
Interest Distributions                                 880,366.67              95,386.67          144,305.00          1,120,058.33
Principal Deposits - Prin. Funding Account                   0.00                   0.00                0.00                  0.00
Principal Distributions                                      0.00                   0.00                0.00                  0.00
Total Distributions                                    880,366.67              95,386.67          144,305.00          1,120,058.33
Ending Certificates Balance                        577,500,000.00          56,000,000.00       66,500,000.00        700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.52

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.52

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.70

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.70

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $144,305.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $144,305.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,662,335.97

       a. Class A Monthly Interest:                               $880,366.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,090,324.72
       e. Excess Spread:                                        $5,691,644.59

   2.  Class B Available Funds:                                   $936,953.79

       a. Class B Monthly Interest:                                $95,386.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $841,567.12

   3.  Collateral Available Funds:                              $1,112,632.63

       a. Excess Spread:                                        $1,112,632.63

   4.  Total Excess Spread:                                     $7,645,844.34

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.2823%

   2.  Series 2001-6 Allocable Principal
       Collections:                                           $148,086,914.41

   3.  Principal Allocation Percentage of
       Series 2001-6 Allocable Principal Collections:         $126,291,929.38

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $126,291,929.38

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,745,848.14

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $130,037,777.52

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $66,500,000.00

   2.  Required Collateral Invested Amount                     $66,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $130,037,777.52

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

   1.  Excess Spread:                                           $7,645,844.34
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $299,667.85

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $144,305.00
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,166,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $355,855.57
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,679,349.25

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2584%
       b. Prior Monthly Period                                        3.9293%
       c. Second Prior Monthly Period                                 4.1339%

   2.  Three Month Average Base Rate                                  4.1072%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3992%
       b. Prior Monthly Period                                       13.6748%
       c. Second Prior Monthly Period                                13.6477%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5739%



XXI. Series 2001-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor         Transferors
A. Investor/Transferor Allocations                    Allocations           Interest              Interest
----------------------------------                    -----------         --------------         -----------
Beginning Invested /Transferor Amount              762,174,549.37         650,000,000.00      112,174,549.37
Beginning Adjusted Invested Amount                            N/A         650,000,000.00                 N/A
Floating Allocation Percentage                                N/A               85.2823%            14.7177%
Principal Allocation Percentage                               N/A               85.2823%            14.7177%
Collections of Finance Chg. Receivables             12,752,184.53          10,875,356.51        1,876,828.02
Collections of Principal Receivables               137,509,277.67         117,271,077.28       20,238,200.38
Defaulted Amount                                     4,078,557.31           3,478,287.56          600,269.75

Ending Invested / Transferor Amounts               756,173,357.56         650,000,000.00      106,173,357.56


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A                Class B           Interest                  Total
--------------------------------------                    -------                -------          ----------                 -----

Principal Funding Account                                    0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                          0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                             0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                      0.00                   0.00                0.00                  0.00

Coupon  June 17, 2002 to July 14, 2002                    1.9600%                2.2000%             2.7900%
Monthly Interest Due                                   817,483.33              88,977.78          133,997.50          1,040,458.61
Outstanding Monthly Interest Due                             0.00                   0.00                0.00                  0.00
Additional Interest Due                                      0.00                   0.00                0.00                  0.00
Total Interest Due                                     817,483.33              88,977.78          133,997.50          1,040,458.61
Investor Default Amount                              2,869,587.24             278,263.00          330,437.32          3,478,287.56
Investor Monthly Fees Due                              893,750.00              86,666.67          102,916.67          1,083,333.33
Investor Additional Amounts Due
Total Due                                            4,580,820.57             453,907.45          567,351.48          5,602,079.51

Reallocated Investor Finance Charge Collections                                                                      10,875,356.51
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.3992%
Base Rate                                                                                                                  4.2593%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A                Class B           Interest                  Total
--------------------------------------------              -------                -------          ----------                 -----

Beginning Certificates Balance                     536,250,000.00          52,000,000.00       61,750,000.00        650,000,000.00
Interest Distributions                                 817,483.33              88,977.78          133,997.50          1,040,458.61
Principal Deposits - Prin. Funding Account                   0.00                   0.00                0.00                  0.00
Principal Distributions                                      0.00                   0.00                0.00                  0.00
Total Distributions                                    817,483.33              88,977.78          133,997.50          1,040,458.61
Ending Certificates Balance                        536,250,000.00          52,000,000.00       61,750,000.00        650,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.52

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.52

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.71

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.71

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $133,997.50

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $133,997.50

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $8,972,169.12

       a. Class A Monthly Interest:                               $817,483.33
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,869,587.24
       e. Excess Spread:                                        $5,285,098.55

   2.  Class B Available Funds:                                   $870,028.52

       a. Class B Monthly Interest:                                $88,977.78
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $781,050.74

   3.  Collateral Available Funds:                              $1,033,158.87

       a. Excess Spread:                                        $1,033,158.87

   4.  Total Excess Spread:                                     $7,099,308.16

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.2823%

   2.  Series 2001-7 Allocable Principal
       Collections:                                           $137,509,277.67

   3.  Principal Allocation Percentage of
       Series 2001-7 Allocable Principal Collections:         $117,271,077.28

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $117,271,077.28

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-7:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,478,287.56

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $120,749,364.84

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $61,750,000.00

   2.  Required Collateral Invested Amount                     $61,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $120,749,364.84

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

   1.  Excess Spread:                                           $7,099,308.16
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $278,263.00

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $133,997.50
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,083,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $330,437.32
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,273,277.00

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2593%
       b. Prior Monthly Period                                        3.9301%
       c. Second Prior Monthly Period                                 4.1347%

   2.  Three Month Average Base Rate                                  4.1080%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3992%
       b. Prior Monthly Period                                       13.6748%
       c. Second Prior Monthly Period                                13.6477%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5739%



XXII. Series 2002-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor         Transferors
A. Investor/Transferor Allocations                    Allocations            Interest              Interest
----------------------------------                    -----------         --------------         -----------
Beginning Invested /Transferor Amount            1,078,770,131.42         920,000,000.00      158,770,131.42
Beginning Adjusted Invested Amount                            N/A         920,000,000.00                 N/A
Floating Allocation Percentage                                N/A               85.2823%            14.7177%
Principal Allocation Percentage                               N/A               85.2823%            14.7177%
Collections of Finance Chg. Receivables             18,049,245.79          15,392,812.28        2,656,433.51
Collections of Principal Receivables               194,628,516.08         165,983,678.62       28,644,837.46
Defaulted Amount                                     5,772,727.28           4,923,114.70          849,612.57

Ending Invested / Transferor Amounts             1,070,276,136.85         920,000,000.00      150,276,136.85


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A                Class B           Interest                  Total
--------------------------------------                    -------                -------          ----------                 -----

Principal Funding Account                                    0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                          0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                             0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                      0.00                   0.00                0.00                  0.00

Coupon  June 17, 2002 to July 14, 2002                    1.9500%                2.2400%             2.8900%
Monthly Interest Due                                 1,151,150.00             128,227.56          196,455.78          1,475,833.33
Outstanding Monthly Interest Due                             0.00                   0.00                0.00                  0.00
Additional Interest Due                                      0.00                   0.00                0.00                  0.00
Total Interest Due                                   1,151,150.00             128,227.56          196,455.78          1,475,833.33
Investor Default Amount                              4,061,569.63             393,849.18          467,695.90          4,923,114.70
Investor Monthly Fees Due                            1,265,000.00             122,666.67          145,666.67          1,533,333.33
Investor Additional Amounts Due
Total Due                                            6,477,719.63             644,743.40          809,818.34          7,932,281.37

Reallocated Investor Finance Charge Collections                                                                      15,392,812.28
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.3992%
Base Rate                                                                                                                  4.2638%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A                Class B           Interest                  Total
--------------------------------------------              -------                -------          ----------                 -----

Beginning Certificates Balance                     759,000,000.00          73,600,000.00       87,400,000.00        920,000,000.00
Interest Distributions                               1,151,150.00             128,227.56          196,455.78          1,475,833.33
Principal Deposits - Prin. Funding Account                   0.00                   0.00                0.00                  0.00
Principal Distributions                                      0.00                   0.00                0.00                  0.00
Total Distributions                                  1,151,150.00             128,227.56          196,455.78          1,475,833.33
Ending Certificates Balance                        759,000,000.00          73,600,000.00       87,400,000.00        920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.52

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.52

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.74

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.74

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $196,455.78

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $196,455.78

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $12,699,070.13

       a. Class A Monthly Interest:                             $1,151,150.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,061,569.63
       e. Excess Spread:                                        $7,486,350.51

   2.  Class B Available Funds:                                 $1,231,424.98

       a. Class B Monthly Interest:                               $128,227.56
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,103,197.43

   3.  Collateral Available Funds:                              $1,462,317.17

       a. Excess Spread:                                        $1,462,317.17

   4.  Total Excess Spread:                                    $10,051,865.10

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.2823%

   2.  Series 2002-1 Allocable Principal
       Collections:                                           $194,628,516.08

   3.  Principal Allocation Percentage of
       Series 2002-1 Allocable Principal Collections:         $165,983,678.62

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $165,983,678.62

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,923,114.70

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $170,906,793.32

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $87,400,000.00

   2.  Required Collateral Invested Amount                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $170,906,793.32

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

   1.  Excess Spread:                                          $10,051,865.10
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $393,849.18

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $196,455.78
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $467,695.90
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,460,530.92

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2638%
       b. Prior Monthly Period                                        3.9346%
       c. Second Prior Monthly Period                                 4.1392%

   2.  Three Month Average Base Rate                                  4.1125%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3992%
       b. Prior Monthly Period                                       13.6748%
       c. Second Prior Monthly Period                                13.6477%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5739%



XXIII. Series 2002-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor         Transferors
A. Investor/Transferor Allocations                    Allocations            Interest             Interest
----------------------------------                    -----------         --------------         -----------
Beginning Invested /Transferor Amount            1,102,221,656.02         940,000,000.00      162,221,656.02
Beginning Adjusted Invested Amount                            N/A         940,000,000.00                 N/A
Floating Allocation Percentage                                N/A               85.2823%            14.7177%
Principal Allocation Percentage                               N/A               85.2823%            14.7177%
Collections of Finance Chg. Receivables             18,441,620.70          15,727,438.64        2,714,182.06
Collections of Principal Receivables               198,859,570.78         169,592,019.45       29,267,551.32
Defaulted Amount                                     5,898,221.35           5,030,138.93          868,082.41

Ending Invested / Transferor Amounts             1,093,543,009.39         940,000,000.00      153,543,009.39


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A                Class B           Interest                  Total
--------------------------------------                    -------                -------          ----------                 -----

Principal Funding Account                                    0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                          0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                             0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                      0.00                   0.00                0.00                  0.00

Coupon  June 17, 2002 to July 14, 2002                    1.9500%                2.2300%             2.8400%
Monthly Interest Due                                 1,176,175.00             130,430.22          197,253.78          1,503,859.00
Outstanding Monthly Interest Due                             0.00                   0.00                0.00                  0.00
Additional Interest Due                                      0.00                   0.00                0.00                  0.00
Total Interest Due                                   1,176,175.00             130,430.22          197,253.78          1,503,859.00
Investor Default Amount                              4,149,864.62             402,411.11          477,863.20          5,030,138.93
Investor Monthly Fees Due                            1,292,500.00             125,333.33          148,833.33          1,566,666.67
Investor Additional Amounts Due
Total Due                                            6,618,539.62             658,174.67          823,950.31          8,100,664.60

Reallocated Investor Finance Charge Collections                                                                      15,727,438.64
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.3992%
Base Rate                                                                                                                  4.2581%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A                Class B           Interest                  Total
--------------------------------------------              -------                -------          ----------                 -----

Beginning Certificates Balance                     775,500,000.00          75,200,000.00       89,300,000.00        940,000,000.00
Interest Distributions                               1,176,175.00             130,430.22          197,253.78          1,503,859.00
Principal Deposits - Prin. Funding Account                   0.00                   0.00                0.00                  0.00
Principal Distributions                                      0.00                   0.00                0.00                  0.00
Total Distributions                                  1,176,175.00             130,430.22          197,253.78          1,503,859.00
Ending Certificates Balance                        775,500,000.00          75,200,000.00       89,300,000.00        940,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.52

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.52

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.73

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.73

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $197,253.78

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $197,253.78

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $12,975,136.88

       a. Class A Monthly Interest:                             $1,176,175.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,149,864.62
       e. Excess Spread:                                        $7,649,097.26

   2.  Class B Available Funds:                                 $1,258,195.09

       a. Class B Monthly Interest:                               $130,430.22
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,127,764.87

   3.  Collateral Available Funds:                              $1,494,106.67

       a. Excess Spread:                                        $1,494,106.67

   4.  Total Excess Spread:                                    $10,270,968.80

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.2823%

   2.  Series 2002-2 Allocable Principal
       Collections:                                           $198,859,570.78

   3.  Principal Allocation Percentage of
       Series 2002-2 Allocable Principal Collections:         $169,592,019.45

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $169,592,019.45

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,030,138.93

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $174,622,158.39

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $89,300,000.00

   2.  Required Collateral Invested Amount                     $89,300,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $174,622,158.39

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

   1.  Excess Spread:                                          $10,270,968.80
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $402,411.11

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $197,253.78
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,566,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $477,863.20
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,626,774.04

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2581%
       b. Prior Monthly Period                                        3.9290%
       c. Second Prior Monthly Period                                 4.1234%

   2.  Three Month Average Base Rate                                  4.1035%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3992%
       b. Prior Monthly Period                                       13.6748%
       c. Second Prior Monthly Period                                13.6477%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5739%



XXIV. Series 2002-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor         Transferors
A. Investor/Transferor Allocations                    Allocations            Interest              Interest
----------------------------------                    -----------         --------------         -----------
Beginning Invested /Transferor Amount            1,078,770,131.42         920,000,000.00      158,770,131.42
Beginning Adjusted Invested Amount                            N/A         920,000,000.00                 N/A
Floating Allocation Percentage                                N/A               85.2823%            14.7177%
Principal Allocation Percentage                               N/A               85.2823%            14.7177%
Collections of Finance Chg. Receivables             18,049,245.79          15,392,812.28        2,656,433.51
Collections of Principal Receivables               194,628,516.08         165,983,678.62       28,644,837.46
Defaulted Amount                                     5,772,727.28           4,923,114.70          849,612.57

Ending Invested / Transferor Amounts             1,070,276,136.85         920,000,000.00      150,276,136.85


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A                Class B           Interest                  Total
--------------------------------------                    -------                -------          ----------                 -----

Principal Funding Account                                    0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                       0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                          0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                             0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                      0.00                   0.00                0.00                  0.00

Coupon  June 17, 2002 to July 14, 2002                    1.9500%                2.2200%             2.8400%
Monthly Interest Due                                 1,151,150.00             127,082.67          193,056.89          1,471,289.56
Outstanding Monthly Interest Due                             0.00                   0.00                0.00                  0.00
Additional Interest Due                                      0.00                   0.00                0.00                  0.00
Total Interest Due                                   1,151,150.00             127,082.67          193,056.89          1,471,289.56
Investor Default Amount                              4,061,569.63             393,849.18          467,695.90          4,923,114.70
Investor Monthly Fees Due                            1,265,000.00             122,666.67          145,666.67          1,533,333.33
Investor Additional Amounts Due
Total Due                                            6,477,719.63             643,598.51          806,419.45          7,927,737.59

Reallocated Investor Finance Charge Collections                                                                      15,392,812.28
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.3992%
Base Rate                                                                                                                  4.2573%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A                Class B           Interest                  Total
--------------------------------------------              -------                -------          ----------                 -----

Beginning Certificates Balance                     759,000,000.00          73,600,000.00       87,400,000.00        920,000,000.00
Interest Distributions                               1,151,150.00             127,082.67          193,056.89          1,471,289.56
Principal Deposits - Prin. Funding Account                   0.00                   0.00                0.00                  0.00
Principal Distributions                                      0.00                   0.00                0.00                  0.00
Total Distributions                                  1,151,150.00             127,082.67          193,056.89          1,471,289.56
Ending Certificates Balance                        759,000,000.00          73,600,000.00       87,400,000.00        920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.52

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.52

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.73

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.73

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $193,056.89

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $193,056.89

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $12,699,070.13

       a. Class A Monthly Interest:                             $1,151,150.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,061,569.63
       e. Excess Spread:                                        $7,486,350.51

   2.  Class B Available Funds:                                 $1,231,424.98

       a. Class B Monthly Interest:                               $127,082.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,104,342.32

   3.  Collateral Available Funds:                              $1,462,317.17

       a. Excess Spread:                                        $1,462,317.17

   4.  Total Excess Spread:                                    $10,053,009.99

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.2823%

   2.  Series 2002-3 Allocable Principal
       Collections:                                           $194,628,516.08

   3.  Principal Allocation Percentage of
       Series 2002-3 Allocable Principal Collections:         $165,983,678.62

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $165,983,678.62

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,923,114.70

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $170,906,793.32

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $87,400,000.00

   2.  Required Collateral Invested Amount                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $170,906,793.32

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

   1.  Excess Spread:                                          $10,053,009.99
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $393,849.18

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $193,056.89
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $467,695.90
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,465,074.69

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2573%
       b. Prior Monthly Period                                        3.9281%
       c. Second Prior Monthly Period                                     N/A

   2.  Three Month Average Base Rate                                      N/A

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3992%
       b. Prior Monthly Period                                       13.6748%
       c. Second Prior Monthly Period                                     N/A

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                              N/A